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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Commission File No. 1-15019

PEPSIAMERICAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PepsiAmericas, Inc. 4000 Dain Rauscher Plaza 60 South Sixth Street Minneapolis, Minnesota 55402
Robert C. Pohlad Chairman and Chief Executive Officer

March 12, 2004

Dear Shareholder:

        We are pleased to invite you to attend the 2004 Annual Meeting of Shareholders of PepsiAmericas, Inc., to be held on April 22, 2004 at 10:30 a.m., local time, at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois.

        The formal notice of the meeting follows on the next page. Enclosed with this proxy statement are your proxy card, a postage-paid return envelope and a copy of our 2003 Annual Report.

        In order to complete arrangements for the meeting, we would like to know in advance how many shareholders expect to attend. If you plan to attend, please check the box provided on the proxy card or advise us when voting by telephone or internet.

        We look forward to seeing you at the meeting.

Robert C. Pohlad Chairman and Chief Executive Officer

PEPSIAMERICAS, INC.
4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	April 22, 2004
Time:	10:30 a.m., local time
Place:	Four Seasons Hotel 120 East Delaware Place Chicago, Illinois

Purposes:

  •
  To elect nine directors;

  •
  To approve an amendment to the 2000 Stock Incentive Plan;

  •
  To ratify the appointment of independent auditors;

  •
  To act upon two shareholder proposals described in the attached proxy statement; and

  •
  To act upon such other matters as may properly come before the meeting.

        The close of business on March 4, 2004, has been fixed as the record date for determination of shareholders entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, during the ten days prior to the meeting at our offices at 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402.

        Please vote your shares as promptly as possible. Even if you plan to attend the meeting, please execute the proxy promptly by signing, dating and returning the enclosed proxy card by mail or by following the telephone or internet voting instructions that appear on the enclosed proxy card. If you attend the meeting, you may vote your shares in person if you wish.

By Order of the Board of Directors
Brian D. Wenger Corporate Secretary
Minneapolis, Minnesota March 12, 2004

i

PEPSIAMERICAS, INC.
4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 22, 2004

PEPSIAMERICAS, INC.

        We manufacture, distribute and market a broad portfolio of Pepsi-Cola and other national and regional beverage brands through our principal operating subsidiaries, Pepsi-Cola General Bottlers, Inc. ("Pepsi General") and P-Americas, Inc. ("P-Americas"). Through these two subsidiaries, we are the second largest anchor bottler in the Pepsi system, with operations in the United States, Central Europe and the Caribbean. Our principal executive offices are located at 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, and our telephone number is (612) 661-3883.

THE ANNUAL MEETING

        Our meeting will be held on April 22, 2004 at 10:30 a.m., local time, at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois.

This Proxy Statement

        We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the meeting. On approximately March 18, 2004, we will begin mailing these proxy materials to all shareholders of record at the close of business on March 4, 2004 (the "record date"). On the record date there were 145,852,769 shares outstanding and approximately 12,265 holders of record.

Quorum; Abstentions; Broker Non-Votes

        A quorum is necessary to hold a valid meeting. The attendance by proxy or in person of holders of 51% of the shares entitled to vote at the meeting will constitute a quorum to hold the meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

        If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

        If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

VOTING INSTRUCTIONS

        You are entitled to one vote for each share of common stock that you own as of the close of business on the record date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

        Voting by proxy.    Even if you plan to attend the meeting, please execute the proxy promptly by signing, dating and returning the enclosed proxy card by mail, or by following the telephone or internet voting instructions that appear on the enclosed proxy card.

        Voting in person at the meeting.    If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring your share certificates or other evidence of your share ownership with you to the meeting.

        Revoking your proxy.    As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

  •
  by filing a written notice of revocation with our Corporate Secretary;

  •
  by submitting another proper proxy with a more recent date than that of the proxy first given by (a) following the telephone voting instructions, (b) following the internet voting instructions, or (c) signing, dating and returning a proxy card to our company by mail; or

  •
  by attending the meeting and voting in person.

If Your Shares are Held in "Street Name"

        Voting by proxy.    If your shares are registered in the name of your broker or nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

        Voting in person at the meeting.    If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it and your account statement or other evidence of your share ownership with you to the meeting.

        Revoking your proxy.    If your shares are held in street name, you must contact your broker to revoke your proxy.

Voting Rules

        By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any adjournments thereof. With respect to the election of nominees for director, you may:

  •
  vote "for" the election of the nominees for director named in this proxy statement;

  •
  "withhold" authority to vote for all of the nominees; or

  •
  "withhold" authority to vote for one or more of the nominees and vote "for" the remaining nominee(s).

        If a quorum is present at the meeting, the nominees receiving the greatest number of votes will be elected to serve as directors. Because of this rule, non-voted shares and shares whose votes are withheld will not affect the outcome of the election of directors and withholding authority to vote for a particular nominee will not prevent that nominee from being elected.

        With respect to each of the other proposals presented in this proxy statement, you may:

  •
  vote "for" the proposal;

  •
  vote "against" the proposal; or

  •
  "abstain" from voting on the proposal.

        If you give us your proxy but do not specify how you want us to vote your shares, your shares will be voted as follows:

  •
  "for" the election of all nominees for director named in this proxy statement;

  •
  "for" approval of the amendment to the 2000 Stock Incentive Plan;

  •
  "for" ratification of the appointment of independent auditors; and

  •
  "against" each of the shareholder proposals.

        We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to shareholders, and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, facsimile, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies.

Tabulating the Vote

        Representatives of Wells Fargo, our stock transfer agent, will tabulate votes and act as inspectors of election at the meeting. All votes will be tabulated by the inspectors of election, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

PROPOSAL 1: ELECTION OF DIRECTORS

        Our directors are elected each year at the annual meeting by our shareholders. We do not have a classified Board of Directors. Nine directors will be elected at this year's meeting. Each director's term lasts until the 2005 Annual Meeting of Shareholders and until he or she is succeeded by another qualified director who has been elected. All the nominees are currently directors of our company. There are no familial relationships between any director or executive officer.

        If a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the meeting. Set forth below is information furnished with respect to each nominee for election as a director.

Brenda C. Barnes, Director of Various Corporations. Director since 2002.

Ms. Barnes, 50, serves as a director of The New York Times Company, Sears, Roebuck and Co., Avon Products, Inc., Staples, Inc. and LucasFilm LLC. From November 1999 to March 2000, Ms. Barnes was Interim President of Starwood Hotels & Resorts. From 1976 to 1998, Ms. Barnes was employed by PepsiCo in a variety of divisions and roles, most recently serving as President and Chief Executive Officer of Pepsi-Cola North America from 1996 to 1998 and Chief Operating Officer from 1993 to 1996.

Herbert M. Baum, Chairman, President and Chief Executive Officer, The Dial Corporation. Director since 1995.

Mr. Baum, 67, is Chairman, President and Chief Executive Officer of The Dial Corporation. Prior to joining Dial, from 1999 to August 2000, Mr. Baum was employed by Hasbro, Inc. as President and Chief Operating Officer. Prior to joining Hasbro, Mr. Baum was employed by Quaker State Corporation as its Chairman and Chief Executive Officer from 1993 to 1999. Mr. Baum was employed by Campbell Soup Company from 1978 to 1993, where he served in various positions, most recently as Executive Vice President and President, Campbell North/South America. Mr. Baum serves as a director of The Dial Corporation, Action Performance Companies, Inc., Meredith Corporation and America West Holdings Corporation. He is past chairman of the Association of National Advertisers, The Advertising Council and the National Food Processors Association.

Richard G. Cline, Chairman, Hawthorne Investors, Inc. Director since 1987.

Mr. Cline, 69, served as President and Chief Operating Officer of Nicor Inc. beginning in 1985, and became Chairman of the Board and Chief Executive Officer in 1986. He retired as Chief Executive Officer in May 1995 and continued to serve as Chairman until his retirement from the company at the end of 1995. Prior to joining Nicor, Mr. Cline was an executive of Jewel Companies, Inc. for 22 years, becoming Chairman, President and Chief Executive Officer in 1984. He is also Chairman of Hawthorne Investors, Inc., a private management advisory and investment firm he founded in 1996. Additionally, he is a director of Ryerson Tull, Inc., Chairman of the Boards of Trustees of The Northern Funds and The Northern Institutional Funds, and a past chairman of the Federal Reserve Bank of Chicago. From 1998 to 2000, Mr. Cline was Chairman of Hussmann International, Inc. Mr. Cline is a director and past president of the University of Illinois Foundation.

Pierre S. du Pont, Director, Richards, Layton & Finger, P.A. Director since 1990.

Governor du Pont, 69, is a director in the law firm of Richards, Layton & Finger, P.A., Wilmington, Delaware. A 1956 graduate of Princeton University, he served in the U.S. Navy from 1957-1960 and received his law degree from Harvard University in 1963. After six years in business with E.I. du Pont de Nemours & Co., Inc., he entered politics in 1968, serving in the Delaware House of Representatives (1968-1970), as a member of the U.S. House of Representatives (1971-1977), and as Governor of the State of Delaware (1977-1985). He is a trustee and a director of The Northwestern Mutual Life Insurance Company. Governor du Pont served as Chairman of the Hudson Institute in 1985-1986 and currently serves as Policy Chairman of the National Center for Policy Analysis.

Archie R. Dykes, Chairman, Capital City Holdings Inc. Director since 1985.

Dr. Dykes, 73, is Lead Director of PepsiAmericas, Inc. He has served as Chairman of Capital City Holdings Inc., Nashville, Tennessee, a venture capital organization, for more than the past five years. Dr. Dykes served as Chairman and Chief Executive Officer of the Security Benefit Group of Companies from 1980 through 1987. He served as Chancellor of the University of Kansas from 1973 to 1980. Prior to that, he was Chancellor of the University of Tennessee. Dr. Dykes is Chairman of the Board and Chief Executive Officer of Fleming Companies, Inc. He assumed those roles at Fleming in August 2003 following his service to such company as Non-Executive Chairman of the Board. He also serves as a director of Raytech Corporation. Dr. Dykes is a member of the Board of Trustees of the Kansas University Endowment Association and the William Allen White Foundation. He formerly served as Vice Chairman of the Commission on the Operation of the United States Senate and as a member of the Executive Committee of the Association of American Universities.

Jarobin Gilbert, Jr., President and Chief Executive Officer, DBSS Group, Inc. Director since 1994.

Mr. Gilbert, 58, is President and Chief Executive Officer of DBSS Group, Inc., a management, planning and international trade advisory firm. The firm provides trade advisory services, trade consulting and participates in negotiations. He is also a director of Midas, Inc. and Foot Locker, Inc. Mr. Gilbert serves on the Board of Directors of the American Council on Germany and the Harlem Partnership Circle. He is a permanent member of the Council on Foreign Relations.

Matthew M. McKenna, Senior Vice President, Finance, PepsiCo, Inc. Director since 2001.

Mr. McKenna, 53, is Senior Vice President, Finance for PepsiCo. Previously he was Senior Vice President and Treasurer for PepsiCo. Prior to joining PepsiCo in 1993, he was a partner with the law firm of Winthrop, Stimson, Putnam & Roberts in New York. Mr. McKenna serves as a designate member of the Board of Pepsi Bottling Ventures in North Carolina. He serves on the Board of Trustees for Hamilton College. He is also an adjunct professor at Fordham Business School and Fordham Law School.

Lionel L. Nowell, III, Senior Vice President and Treasurer, PepsiCo, Inc. Director since 2002.

Mr. Nowell, 49, became Senior Vice President and Treasurer of PepsiCo in August 2001. Prior to joining PepsiCo, he was Chief Financial Officer of The Pepsi Bottling Group, Inc., a position he assumed in 2000. Prior to that, Mr. Nowell served as Controller of PepsiCo from 1999 to 2000. Mr. Nowell joined PepsiCo from RJR Nabisco, Inc., where he served as Senior Vice President, Strategy and Business Development from 1998 to 1999. From 1991 to 1998, Mr. Nowell held a variety of senior financial roles at the Pillsbury division of Diageo PLC, including Chief Financial Officer of its Pillsbury North America, Pillsbury Foodservice and Haagen Dazs units. He serves on the Board of Directors of Church & Dwight Co., Inc.

Robert C. Pohlad, Chairman and Chief Executive Officer, PepsiAmericas, Inc. Director since 2000.

Mr. Pohlad, 49, became our Chief Executive Officer in November 2000, was named Vice Chairman in January 2001 and became our Chairman in January 2002. Mr. Pohlad served as Chairman, Chief Executive Officer and a director of the former PepsiAmericas prior to the PepsiAmericas merger, a position he had held since 1998. From 1987 to present, Mr. Pohlad also has served as President of Pohlad Companies. Prior to 1987, Mr. Pohlad was Northwest Area Vice President of the Pepsi-Cola Bottling Group. Mr. Pohlad is also a director of MAIR Holdings, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR ALL OF THE NOMINEES.

OUR BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors represents the interests of our shareholders as a whole and is responsible for directing the management of the business and affairs of PepsiAmericas, as provided by Delaware law. The Board held five meetings in 2003. In addition to meetings of the full Board, directors also attended Committee meetings. Each incumbent director attended at least 75% of all of the meetings of the Board and of those Committees on which he or she served.

        The Board is comprised of a majority of "independent" directors. In this regard, the Board has affirmatively determined that a majority of its members has no material relationship with our company either directly or as a partner, shareholder or officer of a company that has a relationship with our company. In making this determination, the Board has considered all relevant facts and circumstances, including material relationships such as commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The independent directors are identified by name in the chart under the caption "Committees."

        The independent members of the Board meet in executive session at each regular meeting of the Board, with no members of management present. The independent directors have designated Archie R. Dykes as Lead Director to preside at such executive sessions. Shareholders may contact Dr. Dykes in the manner described below under the caption "Shareholder Communications with Board Members."

Committees

        The Board has standing Audit and Finance, Management Resources and Compensation, Affiliated Transaction, and Corporate Governance and Nominating Committees. Each Committee consists solely of members who are independent as defined in Section 303A.02 of the New York Stock Exchange listing standards. In addition, each member of the Audit and Finance Committee is independent as defined in Exchange Act Rule 10A-3. A current copy of the charter of the Audit and Finance, Management Resources and Compensation, and Corporate Governance and Nominating Committees appears on our website at www.pepsiamericas.com and is available in print upon written request to PepsiAmericas, Inc., 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Investor Relations. The following table shows the current membership of the Committees and identifies our independent directors:

Name	Audit and Finance		Management Resources and Compensation		Affiliated Transaction		Corporate Governance and Nominating		Independent Directors
Brenda C. Barnes			X				X		X
Herbert M. Baum	X		X						X
Richard G. Cline			X	*	X				X
Pierre S. du Pont	X				X		X	*	X
Archie R. Dykes			X		X	*	X		X
Jarobin Gilbert, Jr.	X	*							X
Matthew M. McKenna
Lionel L. Nowell, III
Robert C. Pohlad

*
Denotes Committee Chairman.

Committee Responsibilities

        The Audit and Finance Committee, which held five meetings during 2003, assists the Board by assuming certain oversight responsibilities with respect to (1) the integrity of our financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of our internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements that may have a material impact on our financial statements. In addition, the Committee assists the Board in reviewing and discussing with management our financing needs, including corporate borrowing, sales of our securities and other matters of a financial nature.

        The Management Resources and Compensation Committee, which held six meetings during 2003, discharges the Board's responsibilities relating to executive compensation and reviews and makes recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans, director compensation and succession planning for our executive team.

        The Affiliated Transaction Committee, which met twice during 2003, consists of at least three "independent directors" as defined by our bylaws (persons who are not, and for the last two years have not, (1) been an officer or director of PepsiCo or an affiliate of PepsiCo, (2) owned in excess of 1% of the shares of PepsiCo, or (3) owned any ownership interest in a party to an "affiliated transaction"), who review, consider and pass upon any "affiliated transaction." An "affiliated transaction" includes certain transactions with a value of more than $10 million with affiliates, including PepsiCo and certain entities in which PepsiCo has an ownership interest.

        The Corporate Governance and Nominating Committee, which held five meetings during 2003, develops and recommends to the Board corporate governance principles applicable to our company, recommends to the Board individuals qualified to serve as members of the Board, reviews and recommends Committee appointments for all Committees of the Board, serves as our company's Qualified Legal Compliance Committee, and oversees the evaluation of the Board and its Committees.

Audit and Finance Committee Matters

        Pursuant to our listing agreement with the New York Stock Exchange, each member of the Audit and Finance Committee is financially literate and at least one member of the Committee has accounting or related financial management expertise. However, the Committee does not have an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K.

        Neither SEC regulations nor the New York Stock Exchange listing standards require us to have an audit committee financial expert; however, SEC regulations require us to disclose whether we have an audit committee financial expert. We are currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that, despite the absence of an audit committee financial expert, the Committee possesses sufficient financial expertise to effectively discharge its obligations. Mr. Baum, Governor du Pont and Mr. Gilbert have made significant contributions and provided valuable service to our company and its shareholders as members of the Committee. The Board believes that each member of the Committee has demonstrated that he is capable of (1) understanding generally accepted accounting principles ("GAAP") and financial statements, (2) assessing the general application of GAAP principles in connection with accounting for estimates, accruals and reserves, (3) analyzing and evaluating our financial statements, (4) understanding internal controls and procedures for financial reporting, and (5) understanding Committee functions, all of which are attributes of an audit committee financial expert under the rule adopted by the SEC. For example, Mr. Gilbert serves on the audit committees of two other publicly held entities. Given the business experience and acumen of Mr. Baum, Governor du Pont and Mr. Gilbert and their long-standing service as members of the Committee, the Board believes that Mr. Baum, Governor du Pont and Mr. Gilbert are qualified to carry out all duties and responsibilities of the Committee. In addition, Mr. McKenna, who serves as Senior Vice President, Finance, for PepsiCo, and Mr. Nowell, who serves as Senior Vice President and Treasurer of PepsiCo, regularly attend meetings of the Committee and, although they are not members of the Committee, bring additional expertise to such meetings. As a result of the foregoing, at this time, the Board does not believe that it is necessary to actively search for an outside person to serve on the Board who would qualify as an audit committee financial expert.

Corporate Governance and Nominating Committee Procedures

        The Corporate Governance and Nominating Committee has generally identified nominees based upon suggestions by outside directors, management and/or shareholders. Our Board member selection criteria include: integrity; high level of education and/or business experience; broad-based business acumen; understanding of our business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among Board members. The Committee has used these criteria to evaluate potential nominees. The Committee does not evaluate proposed nominees differently depending upon who has made the recommendation. The Committee has not to date paid any third party fee to assist in this process.

        It is the Committee's policy to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board of Directors. The Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Committee does not perceive a need to increase the size of the Board. The Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Nomination Procedures

        To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a shareholder must submit the following information in writing, addressed to the Chairman of the Committee, care of the Corporate Secretary, at the main office of PepsiAmericas:

  (1)
  The name of the person recommended as a director candidate;

  (2)
  All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

  (3)
  The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

  (4)
  As to the shareholder making the recommendation, the name and address, as they appear on the books of PepsiAmericas, of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock; and

  (5)
  A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

        In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the Committee as provided under "Shareholder Proposals for 2005 Annual Meeting."

Minimum Qualifications

        In carrying out its responsibility to find the best-qualified persons to serve as directors, the Corporate Governance and Nominating Committee will consider appropriate data with respect to each suggested candidate, consisting of age, business experience, educational background, current directorships, involvement in legal proceedings during the last five years which are material to evaluation of the integrity of the candidate, and an indication of the willingness of the candidate to serve as a director.

        In addition, prior to nominating an existing director for re-election to the Board, the Committee will consider and review an existing director's Board and Committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Shareholder Communications with Board Members

        The Board of Directors has provided the following process for shareholders to send communications to the Board and/or individual directors. All communications from shareholders should be addressed to PepsiAmericas, Inc., 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Corporate Secretary. Communications to individual directors may also be made to such director at the Company's address. All communications sent to the Chair of the Audit and Finance Committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the Board in the care of the Corporate Secretary will be reviewed by him to ensure that such communications relate to the business of the company or its subsidiaries before being reviewed by the Board.

        PepsiAmericas encourages all of its directors to attend the annual meeting of shareholders. We generally hold a Board meeting coincident with the shareholders' meeting to minimize director travel obligations and facilitate their attendance at the shareholders' meeting. All directors attended the 2003 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

        Directors who are employees of our company receive no fees for their services as director. During fiscal year 2003, our outside directors each received compensation of approximately $60,000 (assuming attendance at five Board or Committee meetings per year), comprised of the following: (1) $25,000 annual retainer, paid in equal quarterly installments of $6,250; (2) an annual option grant valued at $30,000; and (3) a meeting fee of $1,000 per Board or Committee meeting. In addition, the Chairman of each of the Board's Committees received an additional $5,000 retainer per year, payable in quarterly installments of $1,250. For purposes of the meeting fees, Board and Committee meetings held on the same day or consecutive days are considered to be one meeting.

        The above-referenced director options are non-qualified stock options issued under our 2000 Stock Incentive Plan. These options have an exercise price equal to the fair market value of the stock on the date of grant, are exercisable immediately and have terms of seven years. The number of shares subject to each of these options is determined by dividing the aggregate stated value of the option by the estimated per share option fair value, which is 33% of the exercise price of the option as determined in accordance with our 2000 Stock Incentive Plan.

        Effective January 1, 2004, we replaced the foregoing fee structure with the following arrangements. Directors who are employees of our company will continue to receive no fees for their services as director. Our outside directors will receive compensation of approximately $95,000 per year (assuming attendance at five Board or Committee meetings per year), comprised of the following: (1) $30,000 annual retainer, paid in equal quarterly installments of $7,500; (2) a restricted stock award valued at $60,000; and (3) a meeting fee of $1,000 per Board or Committee meeting. In addition, the Lead Director will receive an additional $20,000 retainer per year, directors who serve on the Board's Committees will receive an additional $5,000 retainer per year, and the Chairman of each of the Board's Committees will receive an additional $10,000 retainer per year (with the exception of the Chairman of the Affiliated Transaction Committee who will receive an additional $5,000 retainer per year).

        The above-referenced director restricted stock awards are issued under our 2000 Stock Incentive Plan. The number of shares subject to each of these awards is determined by dividing $60,000 by the fair market value of our common stock on the date of grant. The director restricted stock awards are granted in February, every year. Pursuant to the terms of such awards, directors may not sell the restricted stock while they serve on the Board of Directors.

        The original and revised fee structures are based on the middle of the market compensation levels for companies in similar industries and of similar size (in terms of revenue). Use of these fee structures is consistent with our overall compensation philosophy, which targets base salary levels at the 50th percentile of the market and total direct compensation levels at the 75th percentile of the market for superior performance.

OUR LARGEST SHAREHOLDERS

        The following table sets forth information, as of March 1, 2004, with respect to the beneficial ownership of our common stock of each person who, to our knowledge, beneficially owned more than five percent of our common stock. Percentage of beneficial ownership is based on 145,851,322 shares outstanding as of March 1, 2004.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
PepsiCo, Inc.(a) 700 Anderson Hill Road Purchase, NY 10577	57,329,528	39.3%
Dakota Holdings, LLC(b) 3900 Dain Rauscher Plaza 60 South Sixth Street Minneapolis, MN 55402	12,027,557	8.2%
Gabelli Asset Management, Inc.(c) One Corporate Center Rye, NY 10580	11,915,395	8.2%
Southeastern Asset Management, Inc.(d) 6410 Poplar Avenue, Suite 900 Memphis, TN 38119	7,423,000	5.1%

(a)
Includes (1) 2,045,598 shares owned by Pepsi-Cola Metropolitan Bottling Company ("Metro"), a wholly owned subsidiary of PepsiCo, (2) 54,382 shares which Metro has the right to acquire upon exercise of a warrant, (3) 424,157 shares owned by Beverages Foods & Service Industries, Inc. ("BFSI"), a wholly owned subsidiary of PepsiCo, (4) 11,276 shares which BFSI has the right to acquire upon exercise of a warrant, and (5) 794,115 shares owned by Midland Bottling Co., a wholly owned subsidiary of PepsiCo.

(b)
Includes 311,470 shares which Dakota Holdings, LLC has the right to acquire upon exercise of a warrant. Dakota Holdings, LLC is a Delaware limited liability company whose members are the following: Pohlad Companies; Beverage Investment, LLC, a company under common control with Pohlad Companies; and Midwest Beverage Holdings, LLC, which is also a company under common control with Pohlad Companies. Robert C. Pohlad, our Chairman and Chief Executive Officer, is the President and owner of one-third of the capital stock of Pohlad Companies.

(c)
As set forth in Schedule 13D/A filed with the Securities and Exchange Commission by Gabelli Funds, LLC ("Gabelli Funds"), GAMCO Investors, Inc. ("GAMCO"), Gabelli Group Capital Partners, Inc., Gabelli Asset Management Inc. and Mario J. Gabelli on December 9, 2003. The Schedule 13D/A reports that these shares represent: (1) 3,328,460 shares beneficially owned by Gabelli Funds and (2) 8,586,935 shares beneficially owned by GAMCO. The Schedule 13D/A reports that each such entity has sole voting and sole dispositive power over the shares reported as beneficially owned by it, except that GAMCO does not have the authority to vote 481,300 of the reported shares.

(d)
As set forth in Schedule 13G filed with the Securities and Exchange Commission by Southeastern Asset Management, Inc. and O. Mason Hawkins on February 10, 2004. The Schedule 13G reports that these shares are owned by investment advisory clients of Southeastern Asset Management, Inc. The Schedule 13G reports that these shares represent: (1) 1,849,200 shares over which such entity has sole voting power, (2) 5,353,800 shares over which such entity shares voting and dispositive power with Longleaf Partners Funds Trust, (3) 220,000 shares over which such entity does not have authority to vote, and (4) 2,069,200 shares over which such entity has sole dispositive power.

SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS

        The table below lists the beneficial ownership of shares of our common stock, as of March 1, 2004, by each director and nominee for director, by each executive officer named below, and by all directors and executive officers as a group. Percentage of beneficial ownership is based on 145,851,322 shares outstanding as of March 1, 2004. Except as identified below, the named individual had sole voting and investment power with respect to the listed shares.

Name or Identity of Group	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Brenda C. Barnes	18,911	*
Herbert M. Baum	27,428	*
Richard G. Cline	30,678	*
Pierre S. du Pont	23,428	*
G. Michael Durkin, Jr.	260,302	*
Archie R. Dykes	118,446	*
Jarobin Gilbert, Jr.	24,528	*
Kenneth E. Keiser	439,630	*
Matthew M. McKenna(b)	57,354,456	39.3%
James W. Nolan	33,177	*
Lionel L. Nowell, III(b)	57,346,070	39.3%
Robert C. Pohlad(c)	12,224,006	8.4%
Larry D. Young	487,760	*
All Directors and Executive Officers as a Group (19 persons)(d)	71,334,250	48.2%

*
Less than 1%.

(a)
Includes shares which the named director or executive officer has the right to acquire within 60 days after March 1, 2004 through exercise of stock options or the vesting of restricted stock awards, as follows: Ms. Barnes, 14,740 shares; Mr. Durkin, 241,185 shares; Dr. Dykes, 107,570 shares; Mr. Keiser, 295,710 shares; Mr. Nolan, 25,299 shares; Mr. Nowell, 13,371 shares; Mr. Pohlad, 167,325 shares; Mr. Young, 464,623 shares; and 20,257 shares each for Messrs. Baum, Cline, du Pont, Gilbert and McKenna.

(b)
Messrs. McKenna and Nowell disclaim beneficial ownership of the 57,329,528 shares owned by PepsiCo. See "Our Largest Shareholders."

(c)
Includes 12,027,557 shares owned by Dakota Holdings, LLC. See "Our Largest Shareholders."

(d)
Includes 57,329,528 shares held by PepsiCo, 12,027,557 shares held by Dakota Holdings, LLC and 1,667,029 shares which directors and executive officers have the right to acquire within 60 days after March 1, 2004 through exercise of stock options or the vesting of restricted stock awards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and the New York Stock Exchange. We have procedures in place to assist our directors and executive officers in preparing and filing these reports on a timely basis. Based solely on our review of the forms furnished to us, upon our records and other information, we believe that all required reports were timely filed during the past year, except that one report on Form 4 relating to the disposition by Larry D. Young of 3,103 shares on February 5, 2003, and one report on Form 4 relating to the issuance to Larry D. Young of a restricted stock award for 15,000 shares on February 26, 2003, were not filed on a timely basis.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below shows compensation for certain executive officers for services in all capacities to our company and our subsidiaries during fiscal years 2001, 2002 and 2003. Compensation, as reflected in this table and the tables which follow, is presented on the basis of rules of the Securities and Exchange Commission and does not, in the case of certain stock-based awards or accruals, necessarily represent the amount of compensation realized or which may be realized in the future. For more information regarding our salary policies and executive compensation plans, please review the information under the caption "Report of Management Resources and Compensation Committee on Executive Compensation."

Name and Principal Position(a)	Year	Salary ($)	Bonus ($)(b)	Other Annual Compensation ($)(c)	Restricted Stock Awards ($)(d)	Securities Underlying Options (#)	All Other Compensation ($)(e)
Robert C. Pohlad Chairman and Chief Executive Officer	2003 2002 2001	675,000 670,830 650,000	913,444 286,740 232,100	103,034 100,586 43,897	509,414 894,375 —	115,900 176,400 —	766 813 975
Kenneth E. Keiser President and Chief Operating Officer	2003 2002 2001	510,000 506,667 490,000	815,300 184,151 130,900	54,301 120,502 37,870	303,660 765,000 —	68,400 80,000 77,000	45,301 33,586 11,988
G. Michael Durkin, Jr. Executive Vice President and Chief Financial Officer	2003 2002 2001	312,000 310,000 300,000	478,882 106,383 132,800	13,156 16,407 346,526	303,660 581,250 92,171	68,400 72,000 22,485	20,475 113,081 54,649
James W. Nolan Executive Vice President, U.S. Operations	2003 2002 2001	360,000 300,000 —	192,780 91,152 53,275	28,362 20,322 —	109,053 262,500 —	23,900 26,000 —	65,732 12,801 —
Larry D. Young Executive Vice President, Corporate Affairs	2003 2002 2001	358,833 451,000 440,000	527,407 366,412 117,600	39,583 39,685 217,696	320,530 537,500 157,711	30,900 70,000 38,475	44,365 1,670,489 1,675,287

(a)
Mr. Pohlad joined us as Chief Executive Officer and as a director on November 30, 2000. Mr. Pohlad was named Vice Chairman on January 11, 2001, and became our Chairman on January 1, 2002. Mr. Keiser joined us as President and Chief Operating Officer Domestic on November 30, 2000. Mr. Keiser was named President and Chief Operating Officer on January 30, 2002. Mr. Durkin joined us as Senior Vice President of our East Group in May 1999. Mr. Durkin was named Senior Vice President and Chief Financial Officer on November 30, 2000, and became Executive Vice President and Chief Financial Officer on February 17, 2004. Mr. Nolan joined us as Senior Vice President of our West Group on December 17, 2001. Mr. Nolan was named Executive Vice President, U.S. Operations, on December 10, 2002. Mr. Young joined us as Executive Vice President and Chief Operating Officer of Pepsi General in May 1998. Mr. Young was named President and Chief Operating Officer on February 18, 2000, became President and Chief Operating Officer International on November 30, 2000, and was named Executive Vice President, Corporate Affairs on December 10, 2002.

(b)
For 2003, includes one-time retention bonuses paid to Messrs. Keiser, Durkin and Young in January 2003. Mr. Nolan's entry for 2001 represents a sign-on bonus.

(c)
The amounts shown include transportation expenses, taxes, club dues, and certain other perquisites paid for the named executives. For 2003, the amount shown for Mr. Pohlad includes transportation expenses of $80,329 and the amount shown for Mr. Keiser includes transportation expenses of $38,346.

(d)
For 2003, represents the value of restricted stock granted on February 26, 2003, based on the closing price of our common stock of $12.05 per share on the date of grant. At the end of 2003, based on the closing price of our common stock of $17.12 on the last trading day of 2003, Mr. Pohlad held 106,309 unvested shares of restricted stock with a value of approximately $1,820,010, Mr. Keiser held 75,734 unvested shares of restricted stock with a value of approximately $1,296,566, Mr. Durkin held 66,848 unvested shares of restricted stock with a value of approximately $1,144,438, Mr. Nolan held 26,384 unvested shares of restricted stock with a value of approximately $451,694, and Mr. Young held 66,704 unvested shares of restricted stock with a value of approximately $1,141,972. Restricted stock vests as to 1/3 of the award on each of the first three anniversaries of the award, or as to 100% of the award on the third anniversary of the award. Dividends, to the extent they are declared and paid on shares of our common stock, are paid on this restricted stock.

(e)
For 2003, the amounts shown include matching contributions made by our company under a non-qualified retirement plan (Mr. Keiser $43,369, Mr. Durkin $20,303, Mr. Nolan $64,742, and Mr. Young $43,837), and premiums we paid on group term life insurance (Mr. Pohlad $766, Mr. Keiser $1,932, Mr. Durkin $172, Mr. Nolan $990, and Mr. Young $528).

Option Grants in Fiscal 2003

        The following table gives more information on stock options granted in 2003 under our 2000 Stock Incentive Plan to the executive officers named in the summary compensation table. No stock appreciation rights were granted.

	Individual Grants
	Number of Securities Underlying Options Granted (#)(a)				Grant Date Values
		Percent of Total Options Granted to Employees in 2003
Name			Exercise or Base Price($/Sh)	Expiration Date	Grant Date Present Value($)(b)
Robert C. Pohlad	115,900	8.2%	$12.01	2/26/13	$381,800
Kenneth E. Keiser	68,400	4.8%	$12.01	2/26/13	$225,300
G. Michael Durkin, Jr.	68,400	4.8%	$12.01	2/26/13	$225,300
James W. Nolan	23,900	1.7%	$12.01	2/26/13	$78,700
Larry D. Young	30,900	2.2%	$12.01	2/26/13	$101,800

(a)
All options were granted at a price equal to 100% of the fair market value of our common stock at the date of each grant. Options become exercisable as to 1/3 of the shares on each of the first three anniversaries of the date of grant.

(b)
The grant date values were determined using the Black-Scholes option-pricing model, using the following assumptions: expected volatility of 26.0%, risk-free rate of return of 2.8%, dividend yield of 0.3% and a 5-year expected life.

Aggregated Option Exercises and Fiscal Year-End Option Values

        The following table shows the number and value of unexercised stock options for the executive officers named in the summary compensation table. No options were exercised by such officers in 2003.

	Number of Securities Underlying Unexercised Options Held at January 3, 2004(#)	Value of Unexercised In-The-Money Options at January 3, 2004($)(a)
Name
	Exercisable/Unexercisable	Exercisable/Unexercisable
Robert C. Pohlad	69,891 / 233,501	$310,982 / $1,114,397
Kenneth E. Keiser	220,576 / 147,401	$607,645 / $652,771
G. Michael Durkin, Jr.	186,890 / 123,895	$413,951 / $567,478
James W. Nolan	8,666 / 41,234	$38,477 / $199,092
Larry D. Young	418,165 / 90,392	$873,531 / $373,373

(a)
Based on the closing price of our common stock of $17.12 on the last trading day of fiscal year 2003, as reported for New York Stock Exchange Composite Transactions.

Pension Plans

        We maintain qualified, defined benefit pension plans and non-qualified retirement plans paying benefits in optional forms elected by our employees based upon percentage multipliers which are applied to covered compensation and credited service. The benefit formula provides a normal retirement benefit of 1% of covered compensation for each year of credited service (excluding 1989-1991), up to a maximum of 20 years. Special minimum benefits based on credited service accrued through December 31, 1988 and covered compensation at retirement are also included.

        The following table reflects annual future pension benefits, payable as life annuities upon retirement, in terms of a range of amounts determined under the benefit formula mentioned above, at representative periods of credited service. The benefits listed below do not reflect deductions for Social Security or other offset amounts. However, benefits payable under non-qualified retirement plans are subject to deduction for Social Security upon receipt.

	Years of Service(b)
Covered Compensation(a)
	5	10	15	20 or more
$ 400,000	$20,000	$40,000	$60,000	$80,000
600,000	30,000	60,000	90,000	120,000
800,000	40,000	80,000	120,000	160,000
1,000,000	50,000	100,000	150,000	200,000
1,200,000	60,000	120,000	180,000	240,000

(a)
Covered compensation includes salary and bonus, as shown in the summary compensation table, averaged over the five consecutive years in which such compensation is the highest.

(b)
We amended our pension plans to freeze pension benefit accruals for substantially all salaried and non-union employees effective December 31, 2001. As of January 3, 2004, the executive officers named in the summary compensation table had the following years of credited service: Mr. Pohlad, 0 years; Mr. Keiser, 0 years; Mr. Durkin, 2 years; Mr. Nolan, 0 years; and Mr. Young, 16 years.

REPORT OF MANAGEMENT RESOURCES AND COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The Management Resources and Compensation Committee of our Board consists of four non-employee directors. Our general responsibilities are described under the caption "Our Board of Directors and Committees."

Introduction

        Several of our compensation programs and executive compensation plans have been in effect for many years. As the Management Resources and Compensation Committee, we authorize and evaluate programs and, where appropriate, establish relevant performance criteria. In 1992, we established formal guidelines aligning executive compensation targets with expected performance results. However, while we believe that formula-driven plans can contribute to the profitable growth of PepsiAmericas and consistent improvement in returns to shareholders, it is also appropriate to exercise judgment with respect to an individual executive's compensation to encourage and reward performance.

        Actual and potential awards under PepsiAmericas' programs and plans, as well as performance criteria, vary in proportion to each executive officer's accountability with respect to policymaking and execution. Our salary policies and executive compensation plans are expressly constituted to encourage and reinforce individual and collective performance, leading to increased shareholder value. Our programs also seek to align short and long-term executive compensation opportunities with the interests of shareholders. The short-term incentive plan focuses on continuous improvement in annual financial performance. The long-term program is designed to reward above average returns to shareholders through stock appreciation and dividend growth.

        With the assistance of executive compensation consultants, we periodically assess the consistency of PepsiAmericas' executive compensation programs with our guidelines, PepsiAmericas' business strategy and general market practices. In late 2001, we worked with executive compensation consultants to establish a new compensation philosophy and long-term incentive programs, which we began using in 2002. The following is a description of these programs.

Salaries

        We determine base salaries and salary bands for all salaried employees of PepsiAmericas, Pepsi General and P-Americas, including the executive officers named in the summary compensation table, based on the results of periodic market surveys. We do not base actual salary bands exclusively on a formula and companies are not grouped to assess comparability according to narrowly defined criteria. We derive salary bands from the skills and responsibilities required by a position, the averages of salary levels of hundreds of comparable positions and comparable companies, and from information in numerous databases generated by outside consultants. Numerous criteria such as financial performance, revenues and position responsibilities affect comparability. In determining the salaries for all salaried and executive positions at PepsiAmericas, Pepsi General and P-Americas, we analyze many databases and combinations of databases containing information on similar companies.

        Generally, we evaluate the performance of each executive officer annually and we base salary adjustments on various factors including personal performance, current position in the relevant salary band and comparable company data. Accordingly, we do not have a general policy to set salaries of executive officers at any specific level within the salary band for their particular position. We approve salary actions for approximately 12 key corporate and operating company officers. In the case of Mr. Pohlad, his salary is set by the Management Resources and Compensation Committee after following the guidelines set forth in the preceding paragraph.

Annual Incentive Compensation Plan

        The executive officers named in the summary compensation table, together with approximately 88 additional executives and managers of PepsiAmericas, Pepsi General and P-Americas, participate in the Annual Incentive Compensation Plan. Target amounts payable under this plan are established annually and are proportionate to each participant's accountability for PepsiAmericas' business plans. The actual value of compensation these executives earn under this plan is based primarily on a formula which relates the target amounts and objectives we establish to corporate and subsidiary financial results and functional performance objectives. In 2003, there were three components to the Annual Incentive Compensation Plan: operating income (50%), gross profit (25%) and function specific measures (measures that specifically target initiatives that drive shareholder value) (25%). The bonus measures of Messrs. Pohlad, Keiser and Durkin, as general managers, were net income, net revenue and cash flow from operations less capital expenditures. The other executive officers named in the summary compensation table had similar financial measures used to determine payments under the plan.

Long-Term Incentive Plan

        The Long-Term Incentive Plan was designed to provide an incentive for superior performance leading to long-term increased shareholder value. Awards of restricted stock and stock options are made annually to PepsiAmericas' executives, including those named in the summary compensation table, under PepsiAmericas' 2000 Stock Incentive Plan. We based the value of compensation available through this plan on target amounts (expressed as a percentage of base salary). Values range from 50% to 185% of the midpoint in each salary band.

        Awards under the Long-Term Incentive Plan consist of non-qualified stock options and restricted stock. The range of the awards available under this plan is determined by salary band, while an individual's performance in the prior year determines the actual award he or she receives. The stock options vest as to 1/3 of the award on each of the first three anniversaries of the award, and the restricted stock vests in its entirety on the third anniversary of the award.

Limits on the Deductibility of Executive Compensation for Tax Purposes

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to or accrued by us for the five most highly compensated employees, unless certain forms of compensation meet certain performance or other criteria mandated by law.

        The compensation received by the executive officers named in the summary compensation table may not be fully deductible for tax purposes. While we generally structure our compensation programs with a view to satisfying these rules, we might under certain circumstances conclude that our corporate interests are better served by programs or plans that do not satisfy these criteria. We have not made any determination with respect to our total compensation program as it may be affected by changes in these tax laws for future years.

Compensation Committee Interlocks and Insider Participation

        The name of each person who serves as a member of the Management Resources and Compensation Committee is set forth below. There are no compensation committee interlocks.

Richard G. Cline, Chairman
Brenda C. Barnes
Herbert M. Baum
Archie R. Dykes

REPORT OF AUDIT AND FINANCE COMMITTEE

        The Audit and Finance Committee of the Board consists of three members who are neither officers nor employees of our company, and who meet the independence requirements of the New York Stock Exchange. Information as to these persons, as well as their duties, is provided under the caption "Our Board of Directors and Committees." The Committee met five times during 2003 with management and KPMG LLP ("KPMG"), and reviewed a wide range of issues, including the objectivity of the financial reporting process and the adequacy of internal controls. The Committee selected KPMG as our independent auditors, and considered factors relating to their independence. In addition, the Committee received reports and reviewed matters regarding ethical considerations and business conduct, and monitored compliance with laws and regulations. The Committee also met with our management and internal auditors and reviewed the current audit activities, plans and results of selected internal audits. The Committee also met privately with the internal auditors and with representatives of KPMG to encourage confidential discussions as to any accounting or auditing matters.

        The Audit and Finance Committee has reviewed and discussed with management and representatives of KPMG the audited financial statements contained in our Annual Report on Form 10-K for the year ended January 3, 2004. The Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), and has received the written disclosure and letter from KPMG required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") delineating all relationships they have with us and has discussed with them their independence. Based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 3, 2004, for filing with the Securities and Exchange Commission. The Committee also determined that KPMG's fees and services are consistent with the maintenance of their independence as our independent auditors.

        The Audit and Finance Committee revised its charter in February 2004. It is attached to this proxy statement as Appendix A.

Jarobin Gilbert, Jr., Chairman
Herbert M. Baum
Pierre S. du Pont

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a graph that compares the cumulative total shareholder return on our common stock (PAS) to the Standard & Poor's MidCap 400 Index (MidCap 400) and to a Peer Group consisting of two companies that are U.S.-based anchor bottlers, The Pepsi Bottling Group, Inc. (PBG) and Coca-Cola Enterprises, Inc. (CCE). The comparison covers the period from the date of the PepsiCo transaction (May 20, 1999) through the last trading day of fiscal year 2003. Shareholder return assumes reinvestment of all dividends.

COMPARISON OF CUMULATIVE RETURNS SINCE MAY 20, 1999

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Ownership and Director Relationships

        At March 1, 2004, PepsiCo beneficially owned approximately 39.3% of our outstanding common stock. Two of our directors, Matthew M. McKenna and Lionel L. Nowell, III, are executive officers of PepsiCo. In addition, Dakota Holdings, LLC, of which Robert C. Pohlad, our Chairman and Chief Executive Officer, is an affiliate, beneficially owned approximately 8.2% of our outstanding common stock at March 1, 2004. See "Proposal 1: Election of Directors."

Agreements and Transactions with PepsiCo

        PepsiCo is considered a related party due to the nature of our franchise relationship and PepsiCo's ownership interest in us. Approximately 92% of our total volume is derived from the sale of Pepsi-Cola products. We have entered into transactions and agreements with PepsiCo from time to time, and we expect to enter into additional transactions and agreements with PepsiCo in the future. Material agreements and transactions between our company and PepsiCo are described below.

        Bottling Agreements and Purchases of Concentrates and Finished Product.    We purchase concentrates from PepsiCo and manufacture, package, distribute and sell carbonated and non-carbonated beverages under various bottling agreements with PepsiCo in both bottles and cans and fountain syrup in specified territories. These agreements include a Master Bottling Agreement and a Master Fountain Syrup Agreement for beverages bearing the "Pepsi-Cola" and "Pepsi" trademarks in the United States. We also have entered into bottling and distribution agreements for non-cola products in the United States, and international bottling agreements for countries outside the United States. These agreements provide PepsiCo with the ability to set prices of concentrates, as well as the terms of payment and other terms and conditions under which we purchase such concentrates. Concentrate purchases from PepsiCo totaled $671.7 million for the fiscal year ended 2003. In addition, we bottle water under the "Aquafina" trademark pursuant to an agreement with PepsiCo that provides for payment of a royalty fee to PepsiCo, which totaled $25.9 million for the fiscal year ended 2003. We also purchase finished beverage products from PepsiCo and certain of its affiliates, including tea, concentrate and finished beverage products from a Pepsi/Lipton partnership, as well as finished beverage products from a PepsiCo/Starbucks partnership. Such purchases totaled $90.8 million for the fiscal year ended 2003.

        A portion of our contractual cost of cans is subject to price fluctuations based on commodity price changes in aluminum. We use derivative financial instruments to hedge the price risk associated with anticipated purchases of cans. PepsiCo acts as our agent for the execution of such derivative contracts.

        Bottler Incentives and Other Support Arrangements.    We share a business objective with PepsiCo of increasing availability and consumption of Pepsi-Cola beverages. Accordingly, PepsiCo provides us with various forms of bottler incentives to promote their brands. The level of this support is negotiated regularly and can be increased or decreased at the discretion of PepsiCo. The bottler incentives cover a variety of initiatives, including direct marketplace, shared media and advertising support, to support volume and market share growth. Worldwide bottler incentives from PepsiCo totaled approximately $165.8 million for the fiscal year ended 2003. There are no conditions or requirements that could result in the repayment of any support payments received by us.

        Based on information received from PepsiCo, PepsiCo provided indirect marketing support to our marketplace, which consisted primarily of media expenses. This indirect support is not reflected or included in our financial statements, as these amounts were paid by PepsiCo on our behalf to a third party.

        Manufacturing and National Account Services.    We provide manufacturing services to PepsiCo in connection with the production of certain finished beverage products, and also provide certain manufacturing, delivery and equipment maintenance services to PepsiCo's national account customers. The net amount paid or payable by PepsiCo to us for these services was $18.6 million for the fiscal year ended 2003.

        Transactions with Bottlers in which PepsiCo Holds an Equity Interest.    We sell finished beverage products to other bottlers, including The Pepsi Bottling Group, Inc., a bottler in which PepsiCo owns an equity interest. These sales occur in instances where the proximity of our production facilities to the other bottlers' markets or lack of manufacturing capability, as well as other economic considerations, make it more efficient or desirable for the other bottlers to buy finished product from us. Our sales to other bottlers, including those in which PepsiCo owns an equity interest, were approximately $64.6 million for the fiscal year ended 2003. Our purchases from such other bottlers for the fiscal year ended 2003 were not material.

        Other Transactions.    PepsiCo provides procurement services to us pursuant to a shared services agreement. Under such agreement, PepsiCo negotiates with various suppliers the cost of certain raw materials by entering into raw material contracts on our behalf. In addition, PepsiCo collects and remits to us certain rebates from the various suppliers related to our procurement volume. In 2003, we paid $2.4 million to PepsiCo for such services. During fiscal year 2002, we paid $3.3 million to PepsiCo for the SoBe distribution rights, of which approximately $0.2 million of amortization expense is included in selling, delivery and administrative expenses in the fiscal year ended 2003. Beginning in September 2003, we purchased snack food products from Frito-Lay, Inc., a subsidiary of PepsiCo, for sale and distribution in Trinidad. Amounts paid or payable to PepsiCo and its affiliates for snack food products were $0.3 million in the fiscal year ended 2003. At the end of fiscal year 2003, the net amount due to PepsiCo related to the above transactions amounted to $2.1 million.

Agreements and Transactions with Pohlad Companies

        Pursuant to an Aircraft Joint Ownership Agreement with Pohlad Companies, we own a 1/8 interest in a 1999 Lear Jet 60 aircraft. As noted above, Mr. Pohlad, our Chairman and Chief Executive Officer, is the President and the owner of one-third of the capital stock of Pohlad Companies. As a co-owner of the aircraft, we are obligated to pay a monthly charge of $7,000 and an hourly operating charge of $1,000. During the last fiscal year, we paid: (1) $96,575 to International Jet, a subsidiary of Pohlad Companies, for office and hangar rent, management fees and maintenance in connection with the storage and operation of our corporate jet, and (2) $100,230 to River Road Entertainment, a subsidiary of Pohlad Companies, for the production during 2002 of marketing videos. We did not engage River Road Entertainment for any services during our last fiscal year.

Agreements with Former Executive Officer

        In March 2003, we entered into a Severance Agreement with John F. Bierbaum, our then Executive Vice President, Investor Relations and Corporate Growth. Pursuant to this agreement, we paid Mr. Bierbaum a lump sum of $475,000 in conjunction with the termination of his employment in April 2003. Following termination of his employment, we entered into a Consulting Agreement with Mr. Bierbaum. Pursuant to this five-year agreement, we have agreed to pay Mr. Bierbaum $95,000 per year. In exchange for these payments, Mr. Bierbaum will (1) provide counsel and advice regarding the debt and equity structure of our company, (2) supervise and assist in acquisitions by our company, (3) monitor compliance with environmental regulations, review findings of governmental authorities, and assist in managing significant environmental matters, (4) chair our financial statement review committee, and (5) provide assistance on special projects in risk management areas and other financial areas, as required.

PROPOSAL 2: APPROVAL OF AMENDMENT TO 2000 STOCK INCENTIVE PLAN

        The PepsiAmericas, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Plan") was approved by our shareholders on May 4, 2000. Under the 2000 Plan, we may grant stock options, stock appreciation rights ("SARs"), restricted stock or performance awards, as discussed in greater detail below.

        The 2000 Plan was designed to further the following objectives:

  •
  to promote the interests of our company and our shareholders by strengthening our ability to attract and retain highly competent individuals to serve as directors, officers and other key employees;

  •
  to provide a means to encourage stock ownership and proprietary interest by directors, officers and key employees in our company; and

  •
  to provide additional incentive and reward opportunities to directors, officers and other key employees.

        The 2000 Plan currently authorizes us to grant options and other awards to purchase an aggregate of up to 8,000,000 shares of common stock. As of March 1, 2004, the 2000 Plan had only 450,107 shares available for grant which the Board of Directors believes is inadequate for future requirements. At the recommendation of the Management Resources and Compensation Committee, the Board unanimously adopted and recommends that the shareholders approve an increase of 6,000,000 in the number of shares with respect to which options and other awards may be granted under the 2000 Plan, thus increasing the number of shares of common stock subject to the 2000 Plan from 8,000,000 to 14,000,000 shares (the "Amendment").

        The following summary of certain features of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan, which is attached to this Proxy Statement as Appendix B. On March 1, 2004, the closing price of our common stock was $19.38 per share, as reported for New York Stock Exchange Composite Transactions.

Description of the 2000 Plan

        Eligibility.    Stock options (with or without SARs), restricted stock and performance awards may be granted only to persons who are, or who are expected to become, officers, directors or other key employees of PepsiAmericas or any of its subsidiaries within the meaning of Section 424(f) of the Internal Revenue Code. As of January 3, 2004, approximately 500 directors, officers and other key employees were eligible to participate in the 2000 Plan.

        Administration.    The 2000 Plan is administered by the Management Resources and Compensation Committee of the Board of Directors.

        The 2000 Plan is intended to provide participants with stock-based incentive compensation that is not subject to the deduction limitations under Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of its chief executive officer and its four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as qualified performance-based compensation, the following requirements must be satisfied:

  •
  the performance goals must be determined by a committee consisting solely of two or more "outside directors";

  •
  the material terms under which the compensation is to be paid, including the performance goals, must be approved by the corporation's shareholders; and

  •
  if applicable, the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation is made.

        The committee consists solely of "outside directors" for purposes of Section 162(m). As a result, and based on regulations issued by the United States Department of the Treasury, certain compensation under the 2000 Plan, such as that payable with respect to stock options and SARs, is not expected to be subject to the $1 million deduction limit. However, other compensation payable under the 2000 Plan, such as restricted stock awards which are not subject to a performance condition for vesting, may be and have been subject to the limit.

        Subject to the provisions of the 2000 Plan, the committee has broad authority to administer and interpret the 2000 Plan as it deems necessary and appropriate. This authority includes, but is not limited to, selecting award recipients, establishing award terms and conditions, adopting procedures and regulations governing awards, and making all other determinations necessary or advisable for the administration of the 2000 Plan.

        Available Shares.    The 2000 Plan authorizes the issuance of up to 8,000,000 shares of PepsiAmericas' common stock. The number of available shares will be reduced by the number of shares which become subject to awards which may be paid in part or solely in shares. If an outstanding award expires or terminates unexercised or is canceled or forfeited or shares are withheld or delivered to pay the purchase price of shares or to satisfy withholding taxes, then the shares subject to such expired, terminated, unexercised, canceled or forfeited portion of such award, or the shares so withheld or delivered, will again be available under the 2000 Plan. The maximum number of shares with respect to which stock options, SARs, restricted stock or performance awards may be granted during any calendar year to any person is one million.

        In the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, combination or exchange of shares or similar event, the aggregate number and class of shares available under the 2000 Plan, the number and class of shares subject to awards, and the maximum number of shares which may be granted to any person will be appropriately adjusted by the committee administering the 2000 Plan.

        Change in Control.    The 2000 Plan defines a "change in control" as the occurrence of any of the following events:

  •
  subject to certain exceptions, the acquisition by any person or entity other than PepsiCo of 25% or more of either the outstanding shares of PepsiAmericas' common stock or the combined voting power of all of PepsiAmericas' then outstanding securities;

  •
  subject to certain exceptions, the acquisition by PepsiCo of 49% or more of either the outstanding shares of common stock or the combined voting power of all of PepsiAmericas' then outstanding securities;

  •
  individuals who on February 18, 2000 constitute the Board of Directors, and any new director whose nomination for election or election is recommended or approved by a majority of the directors who were directors on February 18, 2000 or whose nomination or election was previously so recommended or approved, cease to constitute a majority of the Board;

  •
  the consummation of a reorganization, merger or consolidation of PepsiAmericas or the sale or disposition of all or substantially all of its property and assets (unless PepsiAmericas' shareholders receive 66 2/3% or more of either the outstanding common stock or the voting power of the resulting entity, there are no new 25% shareholders and PepsiAmericas' directors constitute at least a majority of the board of the resulting entity); or

  •
  the liquidation or dissolution of PepsiAmericas.

        Except as described in the next paragraph, in the event of a change in control of PepsiAmericas, participants are entitled to certain accelerated cash payments. Participants will receive from PepsiAmericas an amount in cash equal to the difference between the fair market value of the shares covered by their stock options on the date of the change in control and the exercise price. Notwithstanding the preceding sentence, the committee administering the 2000 Plan has the discretion to provide for the substitution of shares of PepsiAmericas common stock subject to the option a number and a class of securities of the entity effecting the change in control with an appropriate change in the purchase price per security. Participants who hold restricted stock will receive from PepsiAmericas an amount in cash equal to the fair market value (less the purchase price, if any) on the date of the change in control of the restricted stock. Participants who hold performance awards for which the applicable performance period (as described below) has not expired will receive from PepsiAmericas a prorated amount in cash. Participants who hold performance awards which have been earned but not yet paid are entitled to receive an amount in cash equal to the value of the performance awards.

        Notwithstanding the prior paragraph, in the event of a change in control involving a reorganization, merger or consolidation of PepsiAmericas or other disposition of all or substantially all of the assets of PepsiAmericas or a liquidation or dissolution of PepsiAmericas, and in connection with which the holders of common stock receive publicly traded shares of common stock:

  •
  each stock option and SAR will be exercisable in full;

  •
  the restriction period (as described below) applicable to any award of restricted stock will lapse and any other restrictions, terms or conditions will lapse and be deemed to be satisfied at the maximum value or level;

  •
  the performance measures applicable to any performance award will be deemed to be satisfied at the maximum value; and

  •
  there will be substituted for each share of common stock remaining available under the 2000 Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of common stock is converted pursuant to such change in control. In the event of any such substitution, the purchase price per share in the case of any award will be appropriately adjusted by the committee administering the 2000 Plan.

        Termination and Amendments.    The Board of Directors may amend the 2000 Plan at any time, except that shareholder approval is required to increase the maximum number of shares available under the 2000 Plan or effect any change inconsistent with Section 422 of the Internal Revenue Code.

        Stock Options. A stock option represents the right to purchase a specified number of shares of common stock during a specified period as determined by the committee. The committee may grant incentive stock options and non-qualified options (with or without SARs) to persons who are, or who are expected to become, eligible officers, key employees or directors. An incentive stock option may not be granted to any person who is not an employee of PepsiAmericas or any parent or subsidiary.

        The purchase price per share under each stock option is determined by the committee, except that the purchase price per share upon exercise of an incentive option may not be less than 100% of the fair market value of PepsiAmericas' common stock. The period during which a stock option may be exercised is determined by the committee, except that no incentive stock option may be exercised later than ten years after its date of grant. A stock option may be exercised by giving written notice to PepsiAmericas specifying the number of shares to be purchased. The purchase price may be paid in cash or by delivery of previously owned whole shares of common stock valued at their fair market value on the date of exercise.

        In general, unless the option agreement provides otherwise or the committee determines otherwise, in the event of the termination of employment or service of a participant holding a stock option, each stock option will be exercisable only to the extent exercisable at the date of such termination and may thereafter be exercised at any time within a period ranging from three months to one year after such termination, and in no event after the date on which such stock option would otherwise terminate, except that:

  •
  in the event of termination by reason of retirement or death, each non-qualified option will be fully exercisable at any time up to and including the date on which the non-qualified option would otherwise terminate; and

  •
  in the event of termination for cause or which is voluntary on the part of the participant without PepsiAmericas' written consent, each stock option held by such participant will terminate.

        Stock Appreciation Rights.    An SAR represents a right to receive a payment, in cash, shares of common stock or a combination, equal to the excess of the fair market value of a specified number of shares of common stock on the date the SAR is exercised over the fair market value of such shares on the date the SAR was granted. The committee may grant an SAR (concurrently with the grant of the stock option or, in the case of a non-qualified option which is not intended to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, subsequent to such grant) to any person who is granted a stock option. An SAR may be exercised:

  •
  by giving written notice to PepsiAmericas specifying the number of SARs which are being exercised; and

  •
  by surrendering to PepsiAmericas any stock options which are canceled by reason of the exercise of the SAR.

        Restricted Stock Awards.    Restricted stock awards are grants of common stock, the vesting of which is subject to a restriction period established by the committee. During the restriction period, PepsiAmericas retains custody of the shares subject to each grant, but a participant who holds restricted stock has the right (unless otherwise provided in the restricted stock agreement) to vote such shares and to receive dividends thereon. During the restriction period, the participant may not sell, pledge or dispose of the shares. A participant who holds restricted stock will forfeit his or her shares of restricted stock if:

  •
  the participant breaches a restriction or the terms and conditions established by the committee; or

  •
  except as may otherwise be determined by the committee, the participant fails to remain continuously in the employ or service of PepsiAmericas or a subsidiary at all times during the restriction period.

        Performance Awards.    The 2000 Plan authorizes the grant of performance awards under which a performance period is established by the committee at the time of grant. Each performance award is assigned a maximum value which is contingent upon future performance of PepsiAmericas or a subsidiary, division or department over the performance period. Performance measures are determined by the committee prior to the beginning of each performance period but may be subject to later revisions to reflect significant, unforeseen events or changes as the committee deems appropriate.

        After a performance period, a participant who holds a performance award is entitled to receive payment of an amount, not exceeding the maximum assigned value, based on the achievement of the performance measures, as determined by the committee. Payment of performance awards may be made wholly in cash, wholly in shares or a combination thereof, in lump sum or in installments, and subject to such vesting and other terms and conditions as determined by the committee. In the case of a performance award intended to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, no payment may be made until the committee certifies in writing that the performance measures have been achieved.

        A performance award will terminate if the participant holding such award does not remain continuously in the employ or service of PepsiAmericas or a subsidiary at all times during the performance period, except as may otherwise be determined by the committee. In the event that a participant ceases to be an employee or director after the performance period but prior to full payment of the performance award, payment will be made in accordance with terms established by the committee. A participant who holds a performance award which is payable in installments of common stock may not sell, pledge or dispose of such common stock until the installments become due.

        Performance Goals.    The vesting or payment of performance awards and certain restricted stock awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the committee at the time of grant. At present, no performance goals have been designated by the committee. Performance goals may be one or more of the following: stock price, the attainment by a share of common stock of a specified fair market value for a specified period of time, capitalization, earnings per share, growth in stock price, growth in market value, return to shareholders (including or excluding dividends), return on equity, earnings, earnings per share, economic value added, revenues, net income, operating income, return on assets, return on capital, return on sales, market share, cash flow measures or cost reduction goals, or any combination of the foregoing. If the performance goal or goals applicable to a particular award are satisfied, the amount of compensation would be determined as follows:

  •
  in the case of a performance award, the amount of compensation would equal the fair market value of any shares delivered and the amount of cash paid; and

  •
  in the case of a restricted stock award that is subject to one or more performance goals, the amount of compensation would equal the number of shares subject to such award multiplied by the value of a share of common stock on the date the award vests.

        Federal Tax Consequences.    The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the 2000 Plan.

        A participant will not recognize taxable income at the time a stock option is granted and PepsiAmericas will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) upon exercise of a non-qualified option equal to the excess of the fair market value of the shares purchased over their exercise price, and PepsiAmericas will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the incentive stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and PepsiAmericas will not be entitled to any deduction. If, however, a participant disposes of such shares within the above-described period, then in the year of the disposition the participant will recognize compensation taxable as ordinary income and PepsiAmericas will be entitled to a corresponding deduction, equal to the excess of the lesser of:

  •
  the amount realized upon such disposition over the exercise price; or

  •
  the fair market value of such shares on the date of exercise over the exercise price.

        A participant will not recognize taxable income at the time SARs are granted and PepsiAmericas will not be entitled to a tax deduction at that time. Upon exercise of an SAR, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by PepsiAmericas. This amount is deductible by PepsiAmericas as compensation expense.

        A participant will not recognize taxable income at the time restricted stock is granted and PepsiAmericas will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of grant. If the participant does not make such election, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by PepsiAmericas, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee), rather than dividend income, in an amount equal to the dividends paid, and PepsiAmericas will be entitled to a corresponding deduction, except to the extent the deduction limit of Section 162(m) applies.

        A participant will not recognize taxable income at the time performance awards are granted and PepsiAmericas will not be entitled to a tax deduction at that time. Upon the settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by PepsiAmericas. This amount is deductible by PepsiAmericas, except to the extent the deduction limit of Section 162(m) applies.

New Plan Benefits

        All awards under the 2000 Plan are made at the discretion of the Management Resources and Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the 2000 Plan are not determinable. The following table sets forth the dollar value of restricted stock and the number of shares subject to options granted under the 2000 Plan during our 2003 fiscal year. This may not be indicative of future grants to be made under the 2000 Plan.

PEPSIAMERICAS, INC. 2000 STOCK INCENTIVE PLAN

Name and Position	Dollar Value($)	Number of Shares
Robert C. Pohlad, Chairman and Chief Executive Officer	$509,414	115,900
Kenneth E. Keiser, President and Chief Operating Officer	$303,660	68,400
G. Michael Durkin, Jr., Executive Vice President and Chief Financial Officer	$303,660	68,400
James W. Nolan, Executive Vice President, U.S. Operations	$109,053	23,900
Larry D. Young, Executive Vice President, Corporate Affairs	$320,530	30,900
Executive Group	$4,058,370	897,150
Non-Executive Director Group	$0	60,560
Non-Executive Officer Employee Group	$944,518	207,000

Vote Required

        Under rules of the New York Stock Exchange, a majority of votes cast at the annual meeting is required to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast for this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information regarding common stock that may be issued under our existing equity compensation plans as of fiscal year end 2003.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	15,302,125	(1)	$15.33(2)	2,393,950
Equity compensation plans not approved by security holders	—			—

Total	15,302,125			2,393,950

(1)
This number includes stock options, as well as 1,157,776 shares underlying unvested restricted stock awards, granted or issued under stock incentive plans approved by our shareholders.

(2)
Weighted average exercise price of outstanding options and rights excludes unvested restricted stock awards.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit and Finance Committee has selected the firm of KPMG LLP ("KPMG") as independent auditors to audit our financial statements for fiscal year 2004. A proposal to ratify that appointment will be presented to shareholders at the meeting. If shareholders do not ratify such appointment, the Committee will select another firm of independent auditors.

        Representatives of KPMG are expected to be present at the meeting and they will have the opportunity to make a statement if they desire to do so. In addition, they are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

        KPMG was our independent auditor for the two most recently completed fiscal years. Aggregate fees for professional services rendered for our company by KPMG for the fiscal years ended January 3, 2004 and December 28, 2002 were as follows:

	Fiscal Year Ended January 3, 2004	Fiscal Year Ended December 28, 2002
Audit Fees	$1,551,100	$1,239,000
Audit Related Fees	—	—
Tax Fees	73,000	341,900
All Other Fees	45,000	75,000

Total	$1,669,100	$1,655,900

        Audit fees were for professional services rendered for the audits of the consolidated financial statements, the issuance of comfort letters, consents, reviews of income tax provisions, audits of statutory financial statements and the review of documents we filed with the SEC. Tax fees were related to consultations on general tax matters as well as sales taxes and transfer pricing projects. All other fees include agreed-upon procedures associated with the earn-out provision of the PepsiAmericas, Inc. transaction.

        The Audit and Finance Committee of the Board has determined that the provision of services covered by the foregoing fees is compatible with maintaining the principal accountant's independence. See "Report of Audit and Finance Committee."

Pre-Approval Policies and Procedures of Audit and Finance Committee

        The Audit and Finance Committee is committed to ensuring the independence of our company's auditor and directs significant attention toward the appropriateness of the auditor to perform services other than the audit. The Committee has adopted pre-approval policies and procedures in this regard.

        As a matter of policy, the auditor will only be engaged for non-audit related work if those services enhance and support the attest function of the audit or are an extension to the audit or audit related services. Annually, the lead audit partner will review with the Committee the services the auditor expects to provide in the coming year, and the related fees. In addition, management will provide the Committee with a quarterly status for the Committee's approval of any non-audit services that the auditor has been asked to provide or may be asked to provide in the next quarter.

        The projects and categories of service are as follows:

        Audit—These services include the work necessary for the auditor to render an opinion on our consolidated financial statements. Audit services also include audit or attest services required by statute or regulation, such as comfort letters, consents, reviews of SEC filings, statutory audits in non-U.S. locations and attestation reports on internal control over financial reporting required under the Sarbanes-Oxley Act.

        Audit Related Services—These services consist primarily of audits of benefit plans, due diligence assistance, accounting consultation on proposed transactions and internal control reviews.

        Other Services—Other services consist of tax compliance and planning issues. The Committee believes that these services are not an integral part of the examination of our company's financial statements, and that these services may raise a real or perceived question as to the auditor's independence. Accordingly, a very strong rationale must be presented to support the selection of the auditor for such services, and alternative service providers should also be considered.

        The Chief Financial Officer is responsible for the implementation of the Committee's pre-approval policies and procedures. The Chief Financial Officer has authority to engage KPMG for audit related services on projects costing less than $50,000, upon prior review and approval of the Committee's Chairman. The Chief Financial Officer is also responsible for ensuring that any request for audit related services greater than $50,000, and all non-audit services, are submitted for authorization by the Committee.

        The Committee pre-approved all of the services we received from KPMG during fiscal year 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR PROPOSAL 3.

PROPOSAL 4: SHAREHOLDER PROPOSAL

        The International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, N.W., Washington D.C. 20001, an entity that owns 125 shares of PepsiAmericas common stock, and the Sheet Metal Workers' National Pension Fund, 25 Louisiana Avenue, N.W., Washington, D.C. 2001, an entity that owns 14,100 shares of PepsiAmericas common stock, have notified PepsiAmericas that they intend to co-sponsor the following proposal at this year's meeting:

Resolution

        "Resolved, that the shareholders of PepsiAmericas ("PepsiAmericas" or "Company") hereby request that the Board of Directors' Compensation Committee, in developing future senior executive equity compensation plans, utilize performance and time-based restricted share programs in lieu of stock options. Restricted shares issued by the company should include the following features:

  •
  Operational Performance Measures.  The restricted share program should utilize justifiable operational performance criteria combined with challenging performance benchmarks for each criterion (e.g., 10% annual increase in cash flow). The performance criteria and associated performance benchmarks selected by the Compensation Committee should be clearly disclosed to shareholders.

  •
  Time-Based Vesting.  A time-based vesting requirement of at least three years should also be a feature of the restricted share program. That is, in addition to the operational performance criteria, no restricted shares should vest in less than three years from the date of the grant.

  •
  Dividend Limitation.  No dividend or proxy voting rights should be granted or exercised prior to the vesting of the restricted shares.

  •
  Share Retention.  In order to link shareholder and management interests, a retention feature should also be included; that is, all shares granted pursuant to the restricted share program must be retained by the senior executives for the duration of their tenure with the Company.

        "The Board and the Compensation Committee should implement this restricted share program in a manner that does not violate any existing employment agreement or executive compensation plan."

Supporting Statement

        "As long-term shareholders of PepsiAmericas, we support executive compensation policies and practices that ensure that executives will act in the best interests of the corporation and its shareholders and that reward executives with restricted shares only if executives satisfy established performance and other objective criteria. The Company's executive compensation program should include a long-term equity compensation component with clearly defined financial performance measures.

        "We believe that performance and time-based restricted shares are a preferred mechanism for providing senior executives long-term equity compensation that does not conflict with the best interests of the corporation and its shareholders. We believe that stock plans, as generally constituted, all too often provide extraordinary pay for ordinary performance. In our opinion, performance and time-based restricted shares provide a better means to tie the levels of equity compensation to meaningful financial performance beyond stock price performance and to condition equity compensation on performance above that of peer companies.

        "Our proposal recognizes that the Compensation Committee is in the best position to determine the appropriate performance measures and benchmarks. We request that detailed disclosure of the criteria be made so that all shareholders may assess whether, in their opinion, the equity compensation system provides challenging targets for senior executives to meet. In addition, the restricted share program prohibits the receipt of dividends and the exercise of voting rights until shares vest.

        "A performance and time-based restricted share program with the features described above offers senior executives the opportunity to acquire significant levels of equity commensurate with their long-term contributions. We believe such a system best advances the long-term interests of PepsiAmericas, its shareholders, employees and other important constituents.

        "We urge shareholders to SUPPORT this reform."

Response from PepsiAmericas

        We designed our existing long-term incentive plan to provide an incentive for superior performance leading to long-term increased shareholder value. Awards under the 2000 Stock Incentive Plan consist of non-qualified stock options and restricted stock.

        In order to remain competitive with our peers, we believe it is appropriate for PepsiAmericas to retain the ability to issue both stock options and restricted stock in future senior executive equity compensation plans. Further, the economic differences between stock options and restricted stock justify continued use of both instruments.

        With respect to specific program attributes, operational performance measures are used to determine the amount of awards made under our existing long-term incentive plan. In fact, the range of the awards available under this plan is determined by salary band, while an individual's performance determines the actual award he or she receives.

        We also utilize time-based vesting. The stock options granted under the existing plan vest as to 1/3 of the award on each of the first three anniversaries of the award, and the restricted stock granted under the existing plan vests in its entirety on the third anniversary of the award.

        Dividends, to the extent they are declared and paid on shares of our common stock, are paid on our restricted stock. Further, there is no limitation on the ability of holders to vote shares of restricted stock. Although we have retained the right to do so with respect to future awards, we do not believe it would be appropriate to institute limitations on such dividends or voting rights given the immateriality of those matters based upon the present number of outstanding restricted shares.

        Finally, we have considered the adoption of a share retention requirement and may adopt such a requirement in the future. Under the existing plan, an executive would forfeit his or her restricted stock if he or she did not remain continuously in the employ of PepsiAmericas at all times during the applicable restricted period.

The Board of Directors recommends that shareholders vote AGAINST this resolution.

Vote Required

        The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether the proposal has been approved. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 4.

PROPOSAL 5: SHAREHOLDER PROPOSAL

        Domini Social Investments, 536 Broadway, 7th Floor, New York, New York 10012, the manager of funds holding 39,000 shares of PepsiAmericas common stock, has notified PepsiAmericas that it intends to submit the following proposal at this year's meeting:

Resolution

        "WHEREAS the majority of Pepsi's beverage containers in the U.S. are needlessly thrown in landfills, incinerated or littered and are therefore diverted from the national supply of recycled plastic and aluminum;

        "In 2001, PepsiCo announced a goal to incorporate 10% recycled content resin into its plastic Pepsi beverage containers in the U.S. However, neither PepsiCo nor PepsiAmericas has a publicly stated, quantitative goal to increase beverage container recovery rates;

        "We believe that both increased use of recycled content and increased recovery of containers are essential to an effective recycling strategy;

        "The U.S. recycling rate for beverage containers has declined significantly in recent years. The U.S. recycling rate for aluminum beverage cans declined from 61% in 1994 to 48% in 2002, while the rate for plastic soft drink bottles declined from more than 50% in 1994 to 35% in 2001, the most recent year for which this information is available;

        "Significant recovery rates are possible. Recycling rates of 72% and higher were achieved in the 10 U.S. states with container deposit legislation (or bottle bills). These ten states recover three times as many bottles as states without deposits. In countries like Norway and Sweden, moreover, companies have achieved beverage container recovery rates of more than 80%.

        "Nevertheless, members of the National Soft Drink Association actively oppose container deposit systems without putting forth a solution capable of achieving similar recovery rates;

        "THEREFORE BE IT RESOLVED that shareowners of PepsiAmericas request that the board of directors report to shareholders by September 1, 2004 on its efforts to adopt a recycling strategy that includes a publicly stated, quantitative goal for a beverage container recovery rate in the U.S.

        "The report should detail the means and feasibility of achieving, as soon as practicable, a container recovery goal established by PepsiAmericas, PepsiCo or by their trade associations. The report should:

  •
  include a cost-benefit analysis of the different container recovery options available, such as curbside recycling, drop-off programs, container deposit systems, and voluntary company and industry programs; and

  •
  explain what PepsiAmericas believes is an acceptable recycling rate goal for beverage containers, and how PepsiAmericas will help achieve that goal; and

  •
  explain PepsiAmerica's position on beverage container deposit systems."

Response from PepsiAmericas

        PepsiAmericas has a longstanding commitment to the environment. Soft drink containers are the most recycled consumer packaging in the United States. And over time the amount of plastic and aluminum used to make each of our cans and bottles has been reduced significantly. We reduce container weight annually through a variety of weight reduction initiatives.

        We feel that our current approach to the environment and recycling is consistent with our core operating principles. We believe in a shared responsibility approach to improving the quality of life, the environment, and recycling. Container recovery rates are impacted by numerous external factors including consumer behavior, local infrastructure, and government policy, and we are committed to being a part of the solution to increase recycling efforts.

        As a matter of policy, we are expanding our use of recycled materials. Each year in the U.S. our cans are made with more than 50% recycled aluminum and millions of pounds of recycled plastic are used to make Gatorade bottles. Additionally, we began using recycled plastic in Pepsi-Cola bottles in 2002, with a goal of using 10% recycled material in these bottles by 2005. We know that it is technically and economically feasible to produce a food-grade container made with 10% recycled content, so we believe achieving that rate is feasible.

        During 2003, we achieved a gram weight reduction in our 20-ounce bottles. We also converted our Puerto Rico plant to can ends that further reduce aluminum consumption. We further utilized plastic pallets and plastic shells in an effort to lower consumption and drive recycled content. We also anticipate achieving a gram weight reduction in our 1/2-liter Aquafina bottles during 2004.

        As for raising recovery rates, we promote curbside recycling programs. We do not believe it is appropriate to mandate a recovery rate on manufacturers. However, we will continue to work with the communities we serve, along with suppliers and trade associations, to assure that we achieve significant consumer package recycling and identify ways to raise recovery rates economically.

        We believe this proposal, however well intentioned, is not in the best interests of our business.

The Board of Directors recommends that shareholders vote AGAINST this resolution.

Vote Required

        The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the proposal. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether the proposal has been approved. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 5.

PEPSIAMERICAS' FORM 10-K

        We will send a copy of our Annual Report on Form 10-K for the fiscal year ended January 3, 2004, or any exhibit thereto, as filed with the Securities and Exchange Commission, to any shareholder without charge, upon written request to PepsiAmericas, Inc., 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Investor Relations.

DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT
TO SHAREHOLDERS SHARING AN ADDRESS

        We are delivering only one copy of our proxy statement and annual report to shareholders residing at the same address, unless such shareholders have notified us of their desire to receive multiple copies. We will promptly deliver, upon oral or written request, a separate copy of our proxy statement and annual report to any shareholder residing at an address to which only one copy was delivered. Requests for additional copies should be directed to Investor Relations, by phone (612) 661-3883 or by mail to PepsiAmericas, Inc., 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Investor Relations.

        Shareholders residing at the same address and currently receiving only one copy of the proxy statement and annual report may contact Investor Relations, by phone (612) 661-3883 or by mail to the above-listed address, to request multiple copies in the future.

        Shareholders residing at the same address and currently receiving multiple copies of the proxy statement and annual report may contact Investor Relations, by phone (612) 661-3883 or by mail to the above-listed address, to request that only a single copy be delivered in the future.

SHAREHOLDER PROPOSALS FOR
2005 ANNUAL MEETING

        If you wish to have a proposal considered for inclusion in our 2005 proxy statement, we must receive your proposal on or before November 12, 2004. Proposals should be mailed to PepsiAmericas, Inc., 4000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: Corporate Secretary.

        Our bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders or propose business for consideration at such meeting, the shareholder must generally notify us in writing at our principal executive office not later than the close of business the 60th day nor earlier than the 90th day prior to the meeting. The 2005 Annual Meeting of Shareholders is currently expected to be held on April 28, 2005. Accordingly, a shareholder nomination or proposal intended to be considered at the 2005 Annual Meeting of Shareholders must be received by the Corporate Secretary between January 28, 2005 and February 27, 2005. A copy of our bylaws may be obtained from the Corporate Secretary, by written request to the above-listed address.

OTHER MATTERS

        The Board of Directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. Under our bylaws, generally no business besides the proposals in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the meeting, your proxies will act on such matter in their discretion.

By Order of the Board of Directors
Brian D. Wenger Corporate Secretary

APPENDIX A

PEPSIAMERICAS, INC.

CHARTER OF THE AUDIT AND FINANCE COMMITTEE

I.
PURPOSE

The purpose of the Audit and Finance Committee (the "Committee") of the Board of Directors (the "Board") of PepsiAmericas, Inc. (the "Company") is to assist the Board by assuming certain oversight responsibilities with respect to (a) the integrity of the Company's financial statements, (b) the independent auditor's qualifications and independence, (c) the performance of the Company's internal audit function and independent auditors, and (d) the Company's compliance with legal and regulatory requirements that may have a material impact on the Company's financial statements. In addition, the Committee shall assist the Board in reviewing and discussing with management the financing needs of the Company, including corporate borrowing, sales of the Company's securities and other matters of a financial nature.

II.
COMMITTEE MEMBERSHIP AND QUALIFICATIONS

The Committee shall consist solely of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the New York Stock Exchange, Inc. ("NYSE") and Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley").

The only compensation members of the Committee may receive from the Company shall be fees for services on the Board or a committee of the Board in accordance with the rules of the NYSE and Section 301 of Sarbanes-Oxley.

In addition, (a) each member of the Committee shall be financially literate, as determined by the Board in its business judgment, and (b) at least one member of the Committee shall have accounting or related financial management expertise, as determined by the Board in its business judgment.

No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

Members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.
COMMITTEE STRUCTURE AND OPERATIONS

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet in person or telephonically at least once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements, quarterly financial statements and other matters as appropriate. The Committee shall, at least quarterly, meet separately with a member of the executive management team, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.
COMMITTEE DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee:

  1.
  Engagement and Oversight of Independent Auditors

  a.
  The Committee is directly responsible for appointing, setting the compensation and overseeing the work of the Company's independent auditor for the purpose of preparing or issuing an audit report or related work.

  b.
  The Committee shall have the sole authority to replace the independent auditor (subject, if applicable, to stockholder ratification), and shall pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with management on these matters, but shall not delegate these responsibilities.

  c.
  The Committee shall pre-approve all auditing services (including comfort letters in connection with securities underwritings and statutory audits) and non-audit services (unless non-audit services fall within the de minimus exception provided by Section 202 of Sarbanes-Oxley) performed by the independent auditors. The Committee will ensure that its approval of non-audit services is disclosed in the Company's periodic reports.

  d.
  The Committee shall resolve disagreements between management and the independent auditor regarding financial reporting.

  e.
  The Committee shall obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditor, or by an inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company. The Committee also shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and establish guidelines for the provision of non-audit services so as to assure that the provision of such services is compatible with maintaining the auditor's independence. The Committee shall take into account the opinions of management and the director of the internal auditing department regarding the Company's relationship with the independent auditor. The Committee shall present its conclusions to the Board regarding the relationship with the independent auditor and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

  f.
  The Committee shall ensure that the independent audit partner having primary responsibility for the Company's audit and the independent audit partner responsible for reviewing the Company's audit are changed every five years.

  g.
  The Committee shall recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account, which policies shall include, unless the independent auditor is replaced, a prohibition on the hiring from the independent auditor any individual who was employed by the independent auditor and participated in any capacity in the Company's audit during the one-year period preceding the date of the initiation of the current audit as the Company's chief executive officer, controller, chief financial officer, chief accounting officer or person serving in an equivalent position for the Company.

  2.
  Oversight of Internal Audit

  a.
  The Committee shall advise the director of the Company's internal audit department that he or she is expected to provide to the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto.

  b.
  The Committee shall review with the independent auditor the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and solicit recommendations for the improvement of such internal accounting procedures or particular areas where new or more detailed controls or procedures are desirable.

  c.
  The Committee shall discuss with the independent auditor the internal auditing department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  3.
  Financial Statement and Disclosure Matters

  a.
  The Committee shall review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  b.
  The Committee shall review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  c.
  The Committee shall review and discuss with management and the independent auditor whether financial reports filed with the SEC reflect all material correcting adjustments identified by the independent auditors.

  d.
  The Committee shall review and discuss with management and the independent auditor the independent auditor's report to the Audit Committee required by Section 204 of Sarbanes-Oxley regarding capital accounting policies and practices, alternative treatments discussed with management and material written communications with management.

  e.
  The Committee shall review and discuss with management and the independent auditor (a) significant issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  f.
  The Committee shall discuss with management the Company's earnings releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

  g.
  The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

    h.
    The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and guidelines.

    i.
    The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, the Committee shall discuss:

    •
    The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

    •
    The management letter provided by the independent auditor and the Company's response to that letter.

    •
    Any audit problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  4.
  Compliance Oversight Responsibilities

  a.
  The Committee shall obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  b.
  The Committee shall discuss with management, the independent auditor and Corporate Governance and Nominating Committee (as the qualified legal compliance committee) any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

  c.
  The Committee shall discuss with the Company's counsel and the Corporate Governance and Nominating Committee legal and regulatory requirements that may have a material impact on the financial statements.

  d.
  The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting control, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  5.
  Financing Matters

    The Committee shall review and discuss with management the Company's financing matters. Where appropriate, the Committee shall make recommendations to the Board concerning financing matters. These matters shall include the following:

    a.
    The Company's long-term financial strategy and financial needs, major financings and sales of the Company's securities;

    b.
    The capital needs of and major capital expenditures for the Company;

    c.
    The capital structure of the Company;

    d.
    The Company's key financial ratios and stock repurchase program; and

    e.
    The Company's policies and positions regarding interest rate risk, liquidity management, derivative usage and foreign exchange risk, if any.

  6.
  Retirement Plans

    The Committee shall oversee investment and funding matters for retirement plans under delegation to the Company's internal trust committee. The Committee shall oversee the investment policy of the Company with respect to pension trust assets and the decisions of the Company as to how to fund pension fund benefits.

  7.
  Limitation of Committee's Role

    While the Committee has the duties and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

V.
COMMITTEE REPORTS

The Committee shall produce the following reports and provide them to the Board:

  1.
  All reports required by the applicable rules and regulations of the SEC for inclusion in the Company's annual proxy statement or otherwise.

  2.
  An annual performance evaluation of the Committee's work, including an evaluation of whether the Committee has performed its duties and met its responsibilities as required by this Charter. As part of the performance evaluation, the Committee shall also consider and recommend to the Board any improvements to the Charter deemed appropriate by the Committee.

  3.
  A summary of the matters discussed, material reviewed and actions taken at each Committee meeting, which shall be presented to the Board at its next meeting.

VI.
RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and shall have the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

APPENDIX B

PEPSIAMERICAS, INC.

2000 STOCK INCENTIVE PLAN, AS AMENDED

PEPSIAMERICAS

2000 STOCK INCENTIVE PLAN

(As Adopted by the Board of Directors on February 18, 2000 and
Approved by the Stockholders on May 4, 2000)

PEPSIAMERICAS, INC.

2000 STOCK INCENTIVE PLAN
(Approved February 18, 2000 by Board of Directors)

1.     Definitions

        The following definitions shall be applicable throughout this Plan:

  (a)
  "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provision to such section and any regulations under such section.

  (b)
  "Committee" shall mean the Committee selected by the Board of Directors as provided in Paragraph 4, consisting of two or more members of the Board of Directors, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

  (c)
  "Common Stock" shall mean common stock of the Corporation, $.01 par value.

  (d)
  "Corporation" shall mean PepsiAmericas, Inc., a Delaware corporation.

  (e)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (f)
  "Holder" shall mean an individual who has been granted an Option, Restricted Stock Award or Performance Award.

  (g)
  "Option" shall mean any option granted under the Plan for the purchase of Common Stock.

  (h)
  "Performance Award" shall mean an award of Common Stock or cash granted under the Performance Award provisions of the Plan.

  (i)
  "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met during the applicable performance period as a condition to (i) the receipt of an Option or SAR, (ii) the exercisability of all or a portion of an Option or SAR, (iii) the vesting of shares of Common Stock subject to a Restricted Stock Award or (iv) the receipt of shares of Common Stock and/or cash with respect to a Performance Award. Such criteria and objectives may include one or more of the following: stock price, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, capitalization, earnings per share, growth in stock price, growth in market value, return to stockholders (including or excluding dividends), return on equity, earnings, earnings per share, economic value added, revenues, net income, operating income, return on assets, return on capital, return on sales, market share, cash flow measures or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award under the Plan be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the Performance Measures (i) shall be established by the Committee no later than 90 days after the first day of the performance period (or such other time permitted under Section 162(m) of the Code) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. The Performance Measures determined by the Committee shall be established prior to the beginning of each performance period but, except as necessary to qualify a Performance Award as "performance-based compensation" under Section 162(m) of the Code and the rules and regulations thereunder, may be subject to such later revisions to reflect significant, unforeseen events or changes, as the Committee shall deem appropriate.

  (j)
  "Plan" shall mean the Corporation's 2000 Stock Incentive Plan, as amended from time to time.

  (k)
  "Restricted Stock Award" shall mean an award of Common Stock granted under the Restricted Stock Award provisions of the Plan.

  (l)
  "Retirement" shall mean cessation of active employment or service with the Corporation or a subsidiary pursuant to the Corporation's retirement policies and programs.

  (m)
  "SAR" shall mean a stock appreciation right which is issued in tandem with, or by reference to, an Option, which entitles the Holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Option, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the purchase price specified in such Option, multiplied by the number of shares of Common Stock subject to such Option, or portion thereof, which is surrendered.

2.     Purpose

        It is the purpose of the Plan to provide a means through which the Corporation may attract able persons to enter its employ and the employ of its subsidiaries, to serve as directors and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Corporation or its subsidiaries rest, and whose present and potential contributions to the welfare of the Corporation or its subsidiaries are of importance, can acquire and maintain stock ownership. Such persons should thus have a greater than ordinary concern for the welfare of the Corporation and/or its subsidiaries and would be expected to strengthen and maintain a desire to remain in the employ or service of the Corporation or its subsidiaries. It is a further purpose of the Plan to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation. So that the maximum incentive can be provided each participant in the Plan by granting such participant an Option or award best suited to such participant's circumstances, the Plan provides for granting "incentive stock options" (as defined in Section 422 of the Code) and nonqualified stock options (with or without SARs), Restricted Stock Awards and Performance Awards, or any combination of the foregoing.

3.     Effective Date and Duration of the Plan

        The Plan shall be submitted to the stockholders of the Corporation for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 2000 annual meeting of stockholders, shall become effective on the date of approval by the Board of Directors. The Plan shall remain in effect until all Options granted under the Plan have been exercised, all restrictions imposed upon Restricted Stock Awards have been eliminated and all Performance Awards have been satisfied.

4.     Administration

        The members of the Committee shall be selected by the Board of Directors to administer the Plan. A majority of the Committee shall constitute a quorum. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options (with or without SARs), Restricted Stock Awards and Performance Awards, the time or times when they shall receive them, whether an "incentive stock option" under Section 422 of the Code or nonqualified option shall be granted, the number of shares to be subject to each Option and Restricted Stock Award and the value of each Performance Award. In making such determinations the Committee shall take into account the nature of the services rendered by each individual, such individual's present and potential contribution to the Corporation's success, and such other factors as the Committee shall deem relevant.

        The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan and, subject to the express provisions of the Plan, to construe the respective Option, Restricted Stock Award and Performance Award agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to determine the terms, restrictions and provisions of the Option, Restricted Stock Award and Performance Award agreements (which need not be identical) including such terms, restrictions, Performance Measures and provisions as shall be requisite in the judgment of the Committee to cause certain Options to qualify as "incentive stock options" under Section 422 of the Code, and to make all other determinations necessary or advisable for administering the Plan. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding Options shall become exercisable in part or in full, (ii) all or some of the restrictions applicable to any outstanding Restricted Stock Award shall lapse and (iii) all or a portion of any outstanding Performance Award shall be satisfied. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Restricted Stock Award or Performance Award agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on matters referred to in this Paragraph 4 shall be conclusive.

        The Committee shall act by majority action at a meeting, except that action permitted to be taken at a meeting may be taken without a meeting if written consent thereto is given by all members of the Committee.

5.     Grants of Options, Restricted Stock Awards and Performance Awards; Shares Subject to the Plan

        The Committee may from time to time grant both "incentive stock options" under Section 422 of the Code and nonqualified options to purchase shares of Common Stock (with or without SARs), Restricted Stock Awards and Performance Awards to one or more officers, key employees or directors (or persons expected to become officers, key employees or directors) determined by it to be eligible for participation in accordance with the provisions of Paragraph 6 and providing for the issuance of such number of shares and, in the case of Performance Awards, having such value as in the discretion of the Committee may be fitting and proper. Subject to Paragraph 10, not more than 8,000,000 shares of Common Stock shall be available under the Plan upon exercise of Options or SARs or pursuant to Restricted Stock Awards or Performance Awards granted under the Plan. Performance Awards which may be exercised or paid only in cash shall not affect the number of shares of Common Stock available for issuance under the Plan.

        The Common Stock to be offered under the Plan pursuant to Options, SARS, Restricted Stock Awards and Performance Awards may be Common Stock previously issued and outstanding and reacquired by the Corporation or newly issued shares.

        The number of shares of Common Stock available under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options, Restricted Stock Awards and outstanding Performance Awards which may be paid in part or solely in shares of Common Stock. To the extent (i) that an outstanding Option expires or terminates unexercised or is canceled or forfeited (other than in connection with the exercise of an SAR for Common Stock as set forth in the immediately following sentence) or (ii) that an outstanding Restricted Stock Award or outstanding Performance Award which may be paid in part or solely in shares of Common Stock expires or terminates without vesting or is canceled or forfeited or (iii) shares of Common Stock are withheld or delivered pursuant to the provisions on Share Withholding set forth in Paragraph 11 (A), then the shares of Common Stock subject to such expired, terminated, unexercised, canceled or forfeited portion of such Option, Restricted Stock Award or Performance Award, or the shares of Common Stock so withheld or delivered, shall again be available under the Plan. In the event all or a portion of an SAR is exercised, the number of shares of Common Stock subject to the related Option (or portion thereof) shall again be available under the Plan, except to the extent that shares of Common Stock were actually issued upon exercise of the SAR.

        To the extent necessary for an award hereunder to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which Options, SARs, Restricted Stock Awards or Performance Awards or a combination thereof may be granted during any calendar year to any person shall be 1,000,000 subject to adjustment as provided in Paragraph 10. Grants of Options, Restricted Stock Awards or Performance Awards that are canceled shall count toward the maximum stated in the preceding sentence.

6.     Eligibility

        Options, Restricted Stock Awards and Performance Awards may be granted only to persons who, at the time of the grant or award, are officers, other key employees or directors of the Corporation or any of its present and future subsidiaries within the meaning of Section 424(f) of the Code (herein called subsidiaries) or such persons expected to become such officers, key employees or directors. Options, Restricted Stock Awards or Performance Awards, or any combination thereof, may be granted on one or more occasions to the same person. A person who has received or is eligible to receive options to purchase stock of any subsidiary of the Corporation or incentive awards from any subsidiary of the Corporation will not, by reason thereof, be ineligible to receive Options, Restricted Stock Awards or Performance Awards under the Plan unless prohibited by the plan of such subsidiary.

        Nothing in the Plan or any Option, Restricted Stock Award or Performance Award agreement shall be construed to constitute or be evidence of an agreement or understanding, expressed or implied, on the part of the Corporation or its subsidiaries to employ any person for any specific period of time.

7.     Options and SARs

          (A)  Number of Shares.    The Committee may, in its discretion, grant Options to such eligible persons as may be selected by the Committee. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an Option. With respect to each Option, the Committee shall determine the number of shares subject to the Option and the manner and the time of exercise of such Option. The Committee shall make such other determinations which in its discretion are fitting and proper.

          (B)  Stock Option Agreement.    Each Option shall be evidenced by a stock option agreement in such form containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify certain Options as "incentive stock options" under Section 422 of the Code. An incentive stock option may not be granted to any person who is not an employee of the Corporation or any parent or subsidiary (as defined in Section 424 of the Code). Each incentive stock option shall be granted within ten years of the earlier of the date the Plan is adopted by the Corporation's Board of Directors and the date the Plan is approved by the stockholders of the Corporation. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of Common Stock with respect to which Options designated as incentive stock options are exercisable for the first time by a person during any calendar year exceeds the amount (currently $100,000) established by the Code, such Options shall be deemed to be nonqualified stock options.

          (C)  Option Price and Term of Option.    The purchase price per share of the Common Stock under each Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the fair market value of the Common Stock at the date such Option is granted; provided, further, that if an incentive stock option shall be granted to any person who, at the time such Option is granted, owns capital stock of the Corporation possessing more than ten percent of the total combined voting power of all classes of capital stock of the Corporation (or of any parent or subsidiary of the Corporation) (a "Ten Percent Holder"), such purchase price shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

          The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of all or a portion of an Option. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

          (D)  Payment.    An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Common Stock to be purchased and accompanied by payment of the purchase price in full (or arrangement made for such payment to the Corporation's satisfaction). As set forth in the agreement evidencing the Option, the purchase price may be paid (a) in cash or (b) by delivery (either actual delivery or by attestation procedures established by the Corporation) of previously-owned whole shares of Common Stock (for which the holder has good title, free and clear of all liens and encumbrances and which such holder either (1) has held for at least six months or (ii) has purchased on the open market) valued at their fair market value on the date of exercise. If applicable, a person exercising an Option shall surrender to the Corporation any SARs which are canceled by reason of the exercise of such Option.

          (E)  Termination of Employment or Service or Death of Holder.    In the event of any termination of the employment or service of a Holder with the Corporation or one of its subsidiaries, other than by reason of death or, in the case of a Holder of a nonqualified option, Retirement, the Holder may (unless otherwise provided in the Option agreement) exercise each Option held by such Holder at any time within three months (or one year if the Holder is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code) after such termination of employment or service, but only if and to the extent such Option is exercisable at the date of such termination of employment or service, and in no event after the date on which such Option would otherwise terminate; provided, however, that if such termination of employment or service is for cause or voluntary on the part of the Holder without the written consent of the Corporation, any Option held by such Holder under the Plan shall terminate unless otherwise provided in the Option agreement.

          In the event of the termination of employment or service of a Holder of a nonqualified option by reason of Retirement, then each nonqualified option held by the Holder shall be fully exercisable, and, subject to the following paragraph, such nonqualified option shall be exercisable by the Holder at any time up to and including (but not after) the date on which the nonqualified option would otherwise terminate (unless otherwise provided in the Option agreement).

          Unless otherwise provided in the Option agreement, in the event of the death of a Holder (i) while employed by or providing service to the Corporation or one of its subsidiaries or after Retirement, (ii) within three months after termination of the Holder's employment, other than a termination by reason of death, Retirement or permanent and total disability within the meaning of Section 22(e)(3) of the Code, or (iii) within one year after termination of the Holder's employment by reason of such disability, then each Option held by such Holder may be exercised by the legatees of the Holder under his last will, or by his personal representatives or distributees, at any time within a period of nine months after the Holder's death, but only if and to the extent such Option is exercisable at the date of death (unless death occurs while the Holder is employed by or providing service to the Corporation or one of its subsidiaries, in which case each Option held by the Holder shall be fully exercisable), and in no event after the date on which such Option would otherwise terminate.

          (F)  Privileges of the Holder as Stockholder.    The Holder shall be entitled to all the privileges and rights of a stockholder with respect only to such shares of Common Stock as have been actually purchased under the Option and registered in the Holder's name.

          (G)  SARs.    The Committee may, in its sole discretion, grant an SAR (concurrently with the grant of the Option or, in the case of a nonqualified option which is not intended to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, subsequent to such grant) to any Holder of any Option granted under the Plan (or such Holder's legatees, personal representatives or distributees then entitled to exercise such Option). The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. An SAR may be exercised (i) by giving written notice to the Corporation specifying the number of SARs which are being exercised and (ii) by surrendering to the Corporation any Options which are canceled by reason of the exercise of the SAR. An SAR shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee. No fractional share shall be issued upon the exercise of any SAR.

          (H)  Non-Transferability.    Unless otherwise specified in the agreement evidencing an Option or SAR, no Option or SAR hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation. Except to the extent permitted by the foregoing sentence, each Option or SAR may be exercised during the Holder's lifetime only by the Holder or the Holder's legal representative or similar person. Except as permitted by the second preceding sentence, no Option or SAR hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option or SAR hereunder, such Option or SAR and all rights thereunder shall immediately become null and void.

8.     Restricted Stock Awards

          (A)  Restriction Period to Be Established by the Committee.    At the time of the making of a Restricted Stock Award, the Committee shall establish a period of time (the "Restriction Period") applicable to such award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met during the Restriction Period as a condition to the vesting of all or a portion of the shares of Common Stock subject to a Restricted Stock Award and for the forfeiture of all or a portion of such shares if such Performance Measures shall not be satisfied or met during the Restriction Period. Notwithstanding anything contained herein to the contrary, in the case of a Restricted Stock Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, shares of Common Stock subject thereto shall not be vested until the Committee certifies in writing that the applicable Performance Measures for the performance period have in fact been achieved.

          (B)  Other Terms and Conditions.    Common Stock, when awarded pursuant to a Restricted Stock Award, shall be represented by a stock certificate or book-entry credits registered in the name of the Holder who receives the Restricted Stock Award or a nominee for the benefit of the Holder. The Holder shall have the right to receive dividends (or the cash equivalent thereof) during the Restriction Period and shall also have the right to vote such Common Stock and all other stockholder rights (in each case unless otherwise provided in the agreement evidencing the Restricted Stock Award), with the exception that (i) the Holder shall not be entitled to delivery of the stock certificate (or the removal of restrictions in the Corporation's books and records) until the Restriction Period established by the Committee pursuant to Paragraph 8(A) shall have expired or lapsed, (ii) the Corporation shall retain custody of the stock certificate during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or dispose of such Common Stock during the Restriction Period, and (iv) a breach of restriction or breach of terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. If requested by the Corporation, a Holder of a Restricted Stock Award shall deposit with the Corporation stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. A distribution with respect to shares of Common Stock, other than a distribution in cash, shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made, unless otherwise determined by the Committee. The Committee may, in addition, prescribe additional restrictions, terms or conditions upon or to the Restricted Stock Award in the manner prescribed by Paragraph 4. The Committee may, in its sole discretion, also establish rules pertaining to the Restricted Stock Award in the event of termination of employment or service (by Retirement, disability, death or otherwise) of a Holder of such award prior to the expiration of the Restriction Period.

          (C)  Restricted Stock Award Agreement.    Each Restricted Stock Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

          (D)  Payment for Restricted Stock.    Restricted Stock Awards may be made by the Committee whereby the Holder receives Common Stock subject to those terms, conditions and restrictions established by the Committee but is not required to make any payment for said Common Stock. The Committee may also establish terms as to each Holder whereby such Holder, as a condition to the Restricted Stock Award, is required to pay, in cash or other consideration, all (or any lesser amount than all) of the fair market value of the Common Stock, determined as of the date the Restricted Stock Award is made.

          (E)  Termination of Employment or Service or Death of Holder.    A Restricted Stock Award shall terminate for all purposes if the Holder does not remain continuously in the employ or service of the Corporation or a subsidiary at all times during the applicable Restriction Period, except as may otherwise be determined by the Committee.

9.     Performance Awards

          (A)  Performance Period.    The Committee shall establish with respect to each Performance Award a performance period over which performance shall be measured. The performance period shall be established at the time of such award.

          (B)  Performance Awards.    Each Performance Award shall have a maximum value established by the Committee at the time of such award.

          (C)  Performance Measures.    Performance Awards shall be awarded to an eligible person contingent upon future performance of the Corporation and/or the Corporation's subsidiary, division or department in which such person is employed over the performance period. The Committee shall establish the Performance Measures applicable to such performance.

          (D)  Award Criteria.    In determining the value of Performance Awards, the Committee shall take into account an eligible person's responsibility level, performance, potential, cash compensation level, unexercised stock options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any period of three calendar years shall be $10,000,000.

          (E)  Payment.    Following the end of each performance period, the Holder of each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of Common Stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

          (F)  Termination of Employment or Service or Death of Holder.    A Performance Award shall terminate for all purposes if the Holder does not remain continuously in the employ or service of the Corporation or a subsidiary at all times during the applicable performance period, except as may otherwise be determined by the Committee.

          In the event that a Holder of a Performance Award ceases to be an employee or director of the Corporation following the end of the applicable performance period but prior to full payment according to the terms of the Performance Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Award.

          (G)  Other Terms and Conditions.    When a Performance Award is payable in installments in Common Stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Holder representing shares of Common Stock which would have been issuable to the Holder of the Performance Award if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Holder, and during the period until such installment becomes due such Holder shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such Common Stock and all other stockholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Holder shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Corporation shall retain custody of any stock certificates until such time and (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or dispose of such Common Stock until such time. A distribution with respect to shares of Common Stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made, unless otherwise determined by the Committee.

          (H)  Performance Award Agreements.    Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

10.   Adjustments Upon Changes in Capitalization; Change in Control

          (A)  Notwithstanding any other provision of the Plan, (i) the number and class of securities or other consideration subject to any Option or to be delivered pursuant to any Restricted Stock Award or Performance Award and (ii) the Option or Restricted Stock Award price shall be appropriately adjusted by the Committee, whose determination shall be conclusive, in the event of a stock split, stock dividend, spin-off, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like. In such event, the maximum number and class of securities available under the Plan, and the number and class of securities subject to Options, SARs, Restricted Stock Awards or Performance Awards, shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (B)  (i) In the event of a "change in control" (as hereinafter defined) pursuant to subparagraph (C)(i) or (ii) below, or in the event of a change in control pursuant to subparagraph (C)(iii) or (iv) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act:

            (1)   (x) each Option granted under the Plan shall be exercisable in full, (y) each Holder of an Option shall receive from the Corporation within 60 days after the change in control, in exchange for the surrender of the Option or any portion thereof to the extent the Option is then exercisable in accordance with clause (x), an amount in cash equal to the difference between the fair market value (as determined by the Committee) on the date of the change in control of the Common Stock covered by the Option or portion thereof which is so surrendered and the purchase price of such Common Stock under the Option and (z) each SAR shall be surrendered by the Holder thereof and shall be canceled simultaneously with the cancellation of the related Option, provided, however, that the Committee shall have the discretion to provide that there shall be substituted for such shares of Common Stock subject to an outstanding Option a number and a class of securities of the entity effecting the change in control such that the purchase price per security shall be appropriately adjusted by the Committee (whose determination shall be conclusive), such adjustments to be made without any increase in the aggregate purchase price;

            (2)   each Holder of a Restricted Stock Award shall receive from the Corporation within 60 days after the change in control, in exchange for the surrender of the Restricted Stock Award, an amount in cash equal to the difference between the fair market value (as determined by the Committee) on the date of the change in control of the Common Stock subject to the Restricted Stock Award and the purchase price, if any, of such Common Stock;

            (3)   each Holder of a Performance Award for which the performance period has not expired shall receive from the Corporation within 60 days after the change in control, in exchange for the surrender of the Performance Award, an amount in cash equal to the product of the value of the Performance Award and a fraction, the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the change in control, and the denominator of which is the number of whole months in the performance period; and

            (4)   each Holder of a Performance Award that has been earned but not yet paid shall receive an amount in cash equal to the value of the Performance Award.

          (ii)   Notwithstanding any other provision of the Plan or any agreement relating to an Option, Restricted Stock Award or Performance Award, in the event of a change in control pursuant to subparagraph (C)(iii) or (iv) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act:

            (1)   each Option and SAR granted under the Plan shall be exercisable in full;

            (2)   the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse and, if applicable, any other restrictions, terms or conditions shall lapse and/or be deemed to be satisfied at the maximum value or level;

            (3)   the Performance Measures applicable to any outstanding Performance Award shall be deemed to be satisfied at the maximum value; and

            (4)   there shall be substituted for each share of Common Stock remaining available under the Plan, whether or not then subject to an outstanding Option (and SAR), Restricted Stock Award or Performance Award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such change in control. In the event of any such substitution, the purchase price per share in the case of an Option or Restricted Stock Award shall be appropriately adjusted by the Committee (whose determination shall be conclusive), such adjustments to be made without any increase in the aggregate purchase price.

          (C)  For purposes of this paragraph, the term "change in control" shall mean:

            (i)    the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of cumulatively, 25% or more of either (x) the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Corporation), (2) any acquisition by the Corporation, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of clause (iii) in this definition of change in control; or (5) any acquisition by PepsiCo, Inc., a North Carolina corporation, or any affiliate thereof (collectively, "PepsiCo"), provided that following such acquisition, PepsiCo does not own more than 49% of the Outstanding Common Stock or Outstanding Voting Securities;

            (ii)   individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Corporation subsequent to such effective date whose election, or nomination for election by the Corporation's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Corporation as a result of an actual or threatened solicitation by a person or group for the purpose of opposing a solicitation by any other person or group with respect to the election or removal of directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board;

            (iii)  the consummation of a reorganization, merger or consolidation of the Corporation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (2) no Person (other than: the Corporation; any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (iv)  the consummation of a plan of complete liquidation or dissolution of the Corporation.

          (D)  With respect to any Holder of an Option or SAR who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in Paragraph 7(E) or as set forth pursuant to Paragraph 7(E) in any agreement evidencing such Option or SAR and (ii) notwithstanding the expiration date of the term of such Option or SAR, in the event the Corporation is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such Holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Corporation, then each Option or SAR (or option or stock appreciation right in substitution thereof) held by such Holder shall be exercisable to the extent set forth in the agreement evidencing such Option or SAR until and including the latest of (x) the expiration date of the term of the Option or SAR or, in the event of such Holder's termination of employment or service, the date determined pursuant to Paragraph 7(E), (y) the date which is six months and ten business days after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such Holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

11.   Withholding Taxes

          (A)  If provided in the agreement evidencing an Option, SAR, Restricted Stock Award or Performance Award, the Holder thereof may elect, by written notice to the Corporation at the office of the Corporation designated for that purpose, to pay through withholding by the Corporation all or a portion of the estimated federal, state, local and other taxes arising from (1) the exercise of an Option or SAR and (2) the vesting or distribution of shares of Common Stock pursuant to a Restricted Stock Award or Performance Award (a) by having the Corporation withhold shares of Common Stock or (b) by delivering previously-owned shares (collectively, "Share Withholding"), in each case being such number of shares of Common Stock as shall have a fair market value equal to the amount of taxes required to be withheld, rounded up to the nearest whole share; provided, however, that such shares of Common Stock may not have a fair market value in excess of the amount determined by applying the minimum statutory withholding rate.

          (B)  A Share Withholding election shall be subject to disapproval by the Corporation.

          (C)  If the date as of which the amount of tax to be withheld is determined (the "Tax Date") is deferred until after the exercise of an Option or SAR, the expiration of the Restriction Period applicable to a Restricted Stock Award or the payment of a Performance Award, and if the Holder elects Share Withholding, the Corporation may issue to the Holder the full number of shares of Common Stock, if any, resulting from such exercise, expiration or payment and the Holder shall be unconditionally obligated to deliver to the Corporation on the Tax Date such number of shares of Common Stock as shall have an aggregate fair market value equal to the amount to be withheld on the Tax Date, rounded up to the nearest whole share.

          (D)  The fair market value of shares of Common Stock used for payment of taxes, as provided in this Paragraph 11, shall be the mean sale price per share, as reported for New York Stock Exchange Composite Transactions, on the Tax Date.

12.   Termination of Plan

        The Plan may be terminated at any time by the Board of Directors, except with respect to any Options, SARs, Restricted Stock Awards or Performance Awards outstanding. The Corporation reserves the right to restrict, in whole or in part, the exercise of any Options or SARs or the delivery of Common Stock pursuant to any Restricted Stock Awards or Performance Awards granted under the Plan until such time as,

          (A)  any legal requirements or regulations have been met relating to the issuance of the shares covered thereby or to their registration under the Securities Act of 1933 or to any applicable State laws; and

          (B)  satisfactory assurances are received that the shares when issued will be duly listed on the New York Stock Exchange, Inc.

13.   Amendment of the Plan

        The Board of Directors may amend the Plan; provided, however, that without the approval of the stockholders the Board of Directors may not amend the Plan, subject to Paragraph 10, to (a) increase the maximum number of shares which may be issued on exercise of Options or SARs or pursuant to Restricted Stock Awards or Performance Awards granted under the Plan or (b) effect any change inconsistent with Section 422 of the Code.

14.   Effect of the Plan

        Neither the adoption of the Plan nor any action of the Board of Directors or the Committee shall be deemed to give any person any right to be granted any Option, a right to a Restricted Stock Award or a right to a Performance Award or any rights hereunder except as may be evidenced by an Option agreement, Stock Award agreement or Performance Award agreement, duly executed on behalf of the Corporation, and then only to the extent and on the terms and conditions expressly set forth therein.

15.   Governing Law

        The Plan, each Option, Restricted Stock Award and Performance Award and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

16.   Foreign Employees

        Without amending the Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees.

WHITMAN CORPORATION 2000 STOCK INCENTIVE PLAN
AMENDMENT NO. 1

        Pursuant to the authority retained by PepsiAmericas, Inc. (the "Company") under Section 13 of the Whitman Corporation 2000 Stock Incentive Plan (the "Plan"), and the action of the Company at the February 16, 2001 meeting of the Board of Directors of the Company, the Company hereby amends the Plan in the following manner:

    The name of the Plan shall hereby be changed to:
    PepsiAmericas, Inc.
    2000 Stock Incentive Plan.

        This name change is in recognition of the change of the Company's name.

        This Amendment No. 1 shall be effective as of February 16, 2001.

PEPSIAMERICAS, INC.

By:	/s/ BRIAN D. WENGER Brian D. Wenger, Secretary

Dated:	May 30, 2002

PEPSIAMERICAS, INC. 2000 STOCK INCENTIVE PLAN
AMENDMENT NO. 2

        Pursuant to the authority retained by PepsiAmericas, Inc. (the "Company") under Section 13 of the PepsiAmericas, Inc. 2000 Stock Incentive Plan (the "Plan"), and the action of the Company at the February 17, 2004 meeting of the Board of Directors of the Company, the Company hereby amends the Plan in the following manner:

        Section 5 "Grants of Options, Restricted Stock Awards and Performance Awards; Shares Subject to the Plan" shall be amended in its first paragraph, second sentence to read as follows: "Subject to paragraph 10, not more than 14,000,000 shares of Common Stock shall be available under the Plan upon exercise of Options or SARs or pursuant to Restricted Stock Awards or Performance Awards granted under the Plan."

        But for the change above, the terms and provisions of the Plan remain as in effect prior to this Amendment.

        Subject to approval by the shareholders of the Company, this Amendment No. 2 shall be effective as of February 17, 2004.

PEPSIAMERICAS, INC.

By:	/s/ BRIAN D. WENGER Brian D. Wenger, Secretary

Dated:	February 17, 2004

PEPSIAMERICAS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 22, 2004 10:30 a.m., local time

Four Seasons Hotel 120 East Delaware Place Chicago, Illinois

PEPSIAMERICAS, INC. 4000 Dain Rauscher Plaza 60 South Sixth Street Minneapolis, MN 55402	proxy

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS—APRIL 22, 2004

The undersigned hereby constitutes and appoints Robert C. Pohlad and Brian D. Wenger, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of PepsiAmericas, Inc. to be held at the Four Seasons Hotel, 120 East Delaware Place, Chicago, Illinois, on April 22, 2004, at 10:30 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

This Proxy also serves as a voting instruction card to the Trustee for shares, if any, held in the trust for the Company's Retirement Savings Plan.

SHAREHOLDERS ARE REQUESTED TO FOLLOW THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS ON THE REVERSE SIDE, OR TO MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 21, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/pas/—QUICK *** EASY *** IMMEDIATE

  •
  Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 21, 2004.

  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to PepsiAmericas, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by telephone or internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.

1.	Election of directors:	01 Brenda C. Barnes 02 Herbert M. Baum 03 Richard G. Cline	04 Pierre S. du Pont 05 Archie R. Dykes 06 Jarobin Gilbert, Jr.	07 Matthew M. McKenna 08 Lionel L. Nowell, III 09 Robert C. Pohlad	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of Amendment to 2000 Stock Incentive Plan.	☐	For	☐	Against	☐	Abstain

3.	Ratification of Appointment of Independent Auditors.	☐	For	☐	Against	☐	Abstain

The Board of Directors Recommends a Vote AGAINST Proposals 4 and 5.

4.	Shareholder Proposal (Proxy Statement p. 31).	☐	For	☐	Against	☐	Abstain

5.	Shareholder Proposal (Proxy Statement p. 33).	☐	For	☐	Against	☐	Abstain

The proxies are authorized to vote upon such other business as may properly come before the meeting in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in the proxies' discretion.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

Address Change? Mark Box and indicate changes below.    ☐    Will Attend Annual Meeting ☐

Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT
THE ANNUAL MEETING
VOTING INSTRUCTIONS
PROPOSAL 1: ELECTION OF DIRECTORS
OUR BOARD OF DIRECTORS AND COMMITTEES
DIRECTOR COMPENSATION
OUR LARGEST SHAREHOLDERS
SHARES HELD BY OUR DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
REPORT OF MANAGEMENT RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF AUDIT AND FINANCE COMMITTEE
SHAREHOLDER RETURN PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE RETURNS SINCE MAY 20, 1999
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2: APPROVAL OF AMENDMENT TO 2000 STOCK INCENTIVE PLAN
PEPSIAMERICAS, INC. 2000 STOCK INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 4: SHAREHOLDER PROPOSAL
PROPOSAL 5: SHAREHOLDER PROPOSAL
PEPSIAMERICAS' FORM 10-K
DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS SHARING AN ADDRESS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B